                      EV MARATHON STRATEGIC INCOME FUND

    EV MARATHON STRATEGIC INCOME FUND (THE "FUND") IS A MUTUAL FUND SEEKING A HIGH LEVEL OF INCOME BY INVESTING IN A GLOBAL PORTFOLIO CONSISTING PRIMARILY OF HIGH GRADE DEBT SECURITIES AND HAVING A DOLLAR WEIGHTED AVERAGE MATURITY OF NOT MORE THAN THREE YEARS. THE FUND INVESTS ITS ASSETS IN STRATEGIC INCOME PORTFOLIO (THE "PORTFOLIO"), A NON-DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE PORTFOLIO'S INVESTMENT ADVISER WILL INVEST IN A VARIETY OF INCOME PRODUCING SECURITIES, INCLUDING THOSE OF BELOW INVESTMENT GRADE QUALITY. THE VALUE OF FUND SHARES WILL FLUCTUATE BECAUSE OF CHANGES IN CURRENCY EXCHANGE RATES, CREDIT QUALITY AND INTEREST RATES, AND OTHER FACTORS. THE FUND IS A SERIES OF EATON VANCE MUTUAL FUNDS TRUST (THE "TRUST").

    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

    This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated October 30, 1995 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund and the Portfolio. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                                       Page                                                     Page
Shareholder and Fund Expenses .....................       2  How to Redeem Fund Shares .....................      16
The Fund's Financial Highlights ...................       3  Reports to Shareholders .......................      18
The Fund's Investment Objective ...................       4  The Lifetime Investing Account/Distribution
Investment Policies and Risks .....................       4    Options .....................................      18
Organization of the Fund and the Portfolio ........       9  The Eaton Vance Exchange Privilege ............      20
Management of the Fund and the Portfolio ..........      11  Eaton Vance Shareholder Services ..............      21
Distribution Plan .................................      13  Distribution and Taxes ........................      22
Valuing Fund Shares ...............................      14  Performance Information .......................      23
How to Buy Fund Shares ............................      15  Appendix ......................................      25
--------------------------------------------------------------------------------------------------------------------

                      PROSPECTUS DATED OCTOBER 30, 1995

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
  Sales Charges Imposed on Purchases of Shares                              None
  Sales Charges Imposed on Reinvested Distributions                         None
  Fees to Exchange Shares                                                   None
  Range of Declining Contingent Deferred Sales Charges Imposed on
    Redemptions During the First Five Years (as a percentage of redemption proceeds exclusive of all reinvestmentsand capital
    appreciation in the account)                                           3%-0%

ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
  (as a percentage of average daily net assets)
  Investment Adviser Fee                                                   0.54%
  Rule 12b-1 Distribution (and Service) Fees                               0.95%
  Other Expenses (including administration fee of 0.15% paid by
    the Portfolio)                                                         0.51%
                                                                           ----
      Total Operating Expenses                                             2.00%
                                                                           ====

EXAMPLES                                                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                               ------       -------       -------       --------
An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5% annual return and (b)
redemption at the end of each period:                                           $50           $83           $108          $233
An investor would pay the following expenses on the same investment,
assuming (a) 5% annual return and (b) no redemptions:                           $20           $63           $108          $233


Notes:
    The table and Examples summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. The information set out in the table and Examples is based on expenses for the most recent fiscal year.

    The Fund invests exclusively in the Portfolio. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses that the Fund would incur if the Trustees retained the services of an investment adviser and its assets were invested directly in the type of securities being held by the Portfolio.


    The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Examples to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of both the Fund and the Portfolio see "Organization of the Fund and the Portfolio," "Management of the Fund and the Portfolio", "How to Redeem Fund Shares", and "Distribution Plan." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc.

    The Portfolio's monthly advisory fee has two components, a fee based on daily net assets and a fee based on daily gross income, as set forth in the fee schedule on page 11.


    No contingent deferred sales charge is imposed on (a) shares purchased more than four years prior to the redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege".

    Other investment companies and investors with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------


The following information (except the unaudited information for the six months ended April 30, 1995) should be read in conjunction with the audited financial statements included in the Statement of Additional Information, all of which has been so included in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.


                                                         SIX MONTHS ENDED              YEAR ENDED OCTOBER 31,<F5>
                                                          APRIL 30, 1995      -----------------------------------------
                                                            (UNAUDITED)         1994<F4>   1993       1992       1991<F2>
                                                         ----------------     --------   --------   --------   --------
NET ASSET VALUE -- Beginning of period                       $  8.290         $  9.410   $  9.120   $  9.920   $ 10.000
                                                             --------         --------   --------   --------   --------
INCOME FROM OPERATIONS:
  Net investment income                                      $  0.265         $  0.645   $  0.239   $  0.816   $  0.786
  Net realized and unrealized (loss) gain on investments       (0.036)          (1.135)     0.683     (0.943)    (0.022)<F3>
                                                             --------         --------   --------   --------   --------
    Total income (loss) from operations                      $  0.229         $ (0.490)  $  0.922   $ (0.127)  $  0.764
                                                             --------         --------   --------   --------   --------
LESS DISTRIBUTIONS:
  From net investment income                                 $ (0.265)        $ (0.343)  $ (0.632)  $ (0.673)  $ (0.786)
  In excess of net investment income<F6>                       (0.074)           --         --         --        (0.058)

  From tax return of capital                                    --              (0.290)     --         --         --
                                                             --------         --------   --------   --------   --------
    Total distributions                                      $ (0.339)        $ (0.633)  $ (0.632)  $ (0.673)  $ (0.844)
                                                             --------         --------   --------   --------   --------
NET ASSET VALUE -- end of period                             $  8.180         $  8.290   $  9.410   $  9.120   $  9.920
                                                             ========         ========   ========   ========   ========

TOTAL RETURN<F7>                                               3.00%            (5.33%)    10.51%     (1.45%)     7.97%
RATIOS/SUPPLEMENTAL DATA (to average daily
  net assets):
  Expenses                                                      2.20%<F1><F8>    2.00%<F8>  1.99%      1.95%      2.11%<F1>

  Net investment income                                         7.63%<F1>        7.24%      7.53%      8.20%      8.24%<F1>
PORTFOLIO TURNOVER<F9>                                          --                 55%        55%        56%        20%
NET ASSETS AT END OF PERIOD (000's omitted)                  $173,791         $233,139   $381,227   $533,253   $589,182

<F1> Computed on an annualized basis.

<F2> For the period from the start of business, November 26, 1990, to October
     31, 1991.
<F3> The per share amount is not in accord with the net realized and unrealized gain for the period due to the timing of the sales of Fund shares and the amount of per-share realized and unrealized gains and losses at such time.
<F4> Per share amounts have been calculated using the monthly average share method which more approximately presents the per share data for the period, since the use of the undistributed method does not accord with the results of operations.
<F5> During the fiscal years ended 1993, 1992 and 1991, the Fund was making investments directly in securities. As of the close of business February 28, 1994, the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio.
<F6> Distributions from paid-in-capital for the year ended October 31, 1991 has been restated to conform with the treatment permitted under current financial reporting standards.

<F7> Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is calculated on a non-annualized basis.

<F8> Includes the Fund's share of the Portfolio's allocated expenses for the six months ended April 30, 1995, and for the period from March 1, 1994, to October 31, 1994.

<F9> Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred its assets to the Portfolio is shown in the Portfolio's financial statements which are included in the Fund's report to shareholders.


THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS A HIGH LEVEL OF INCOME BY INVESTING IN A GLOBAL PORTFOLIO CONSISTING PRIMARILY OF HIGH GRADE DEBT SECURITIES AND HAVING A DOLLAR WEIGHTED AVERAGE MATURITY OF NOT MORE THAN THREE YEARS. Maturity is measured by duration as described below. The Investment Adviser will allocate investments among different countries, currencies and credits, including those of below investment grade quality, based on the perception of the most favorable markets and issuers, the relative yield and appreciation potential of a particular country's securities and the relationship of a country's currency to the U.S. dollar. Changes in exchange rates for the foreign currencies in which the investments and forward contracts are denominated may adversely affect the value of Fund shares. The Fund's investment objective may be changed by the Trustees of the Trust without shareholder approval.

INVESTMENT POLICIES AND RISKS
------------------------------------------------------------------------------

THE FUND CURRENTLY SEEKS ITS OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN STRATEGIC INCOME PORTFOLIO, WHICH IS ITSELF AN OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. The Portfolio, in turn, invests primarily in a portfolio of high grade debt securities of issuers located anywhere in the world.

    The Investment Adviser adjusts the Portfolio's investments and engages in active management techniques to take advantage of differences in interest rates and currency exchange rates in markets around the world, and other differences among countries and markets. By allocating the Portfolio's assets actively among issuers in different countries, and among securities denominated in different currencies, the Investment Adviser attempts to achieve a higher level of current income than might be available from a portfolio invested only in the securities of one country or denominated in one currency. This strategy requires the Investment Adviser to identify countries and currencies where the Portfolio's investments will outperform comparable investments in other countries and currencies and in many cases to predict changes in economies, markets, political conditions, and other factors. The success of this strategy will, of course, involve the risk that the Investment Adviser's predictions may be untimely or incorrect. The Investment Adviser also seeks to identify markets and securities which appear to be undervalued and make investments to profit from increases in value.

    The Portfolio will invest primarily in high grade debt securities. "High grade" debt securities include securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities, and debt securities of private issuers and of foreign governmental issuers rated at least A by Standard & Poor's Ratings Group, Moody's Investors Service, Inc., or Duff & Phelps Inc. They may also include commercial paper or other short-term debt instruments rated in one of the two highest short-term ratings by any of those rating services (or by Fitch Investors Service, Inc.), and certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks having total assets of more than $500 million and determined by the Investment Adviser to be of comparable credit quality to short-term securities with those ratings. An unrated security will be considered to be a high grade security if the Investment Adviser determines that it is of comparable quality to any of the securities described above.

    The Portfolio may invest the remainder of its assets in lower-rated debt securities, although less than 35% of the Portfolio's assets will be invested in securities rated below BBB-/Baa3 (commonly referred to as "junk bonds"). Lower-rated securities generally offer higher current yields and appreciation potential than do higher rated securities, but are subject to greater risks. Securities in the lower-rated categories are considered to be of poor standing and predominantly speculative; securities in the lowest rating categories may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. The values of lower-rated fixed income securities generally fluctuate more than those of higher-rated fixed-income securities. For more detailed information about the risks associated with investing in lower-rated securities, see "Additional Risk and Investment Information" below.

    The income producing securities in which the Portfolio invests may have fixed, variable or floating interest rates, constitute a broad mix of asset classes, and may include convertible bonds, securities of real estate investment trusts and natural resource companies, stripped debt obligations, closed-end investment companies (that invest primarily in debt securities the Portfolio could invest in), preferred, preference and convertible stocks, equipment lease certificates, equipment trust certificates, conditional sales contracts and debt obligations collateralized by, or representing interests in pools of, mortgages and other types of loans ("asset-backed obligations"). The Portfolio may invest a portion of its assets in fixed and floating rate loans and loan interests. The Portfolio will normally invest in securities of issuers located in at least three different countries (which may include the United States), and will not normally invest more than 25% of its assets in securities of issuers located in a single foreign country or denominated in any single foreign currency, except the U.S. dollar. Nevertheless, through "Active Management Strategies" discussed below, the entire Fund may be exposed to foreign currency risks. For temporary defensive purposes, the Portfolio may hold all or any portion of its assets in securities of issuers located in the United States and in cash or money market instruments. It is impossible to predict when, or for how long, the Portfolio will engage in such strategies.

    The Portfolio will maintain a dollar weighted average portfolio maturity of not more than three years. In measuring the dollar weighted average portfolio maturity of the Portfolio, the Portfolio will use the concept of "duration," adjusted to account for the volatility-reducing effect of diversifying a debt portfolio among several countries. Duration represents the dollar weighted average maturity of expected cash flows (i.e. interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of a floating rate security will be defined as the time to the next interest payment. The duration of an obligation is usually less than its stated maturity and is related to the degree of volatility in the market value of the obligation. Maturity measures only the time until a bond or other debt security provides its final payment; it takes no account of the pattern of a security's payments over time. Duration takes both interest and principal payments into account and, thus, in the Investment Adviser's opinion, is a more accurate measure of a debt security's price sensitivity in response to changes in interest rates. In computing the duration of its portfolio, the Portfolio will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. The Portfolio may use various techniques to shorten or lengthen the dollar weighted average maturity of its portfolio, including the acquisition of debt obligations at a premium or discount, transactions in futures contracts and options on futures and interest rate swaps. Subject to the requirement that the dollar weighted average portfolio maturity will not exceed three years, the Portfolio may invest in individual debt obligations of any maturity, including obligations with a remaining stated maturity of more than three years.

    The market value of the Portfolio's investments will change in response to changes in currency exchange and interest rates, credit quality changes of issuers and other factors. Changes in the values of portfolio securities will not affect interest income derived from those securities, but will affect the Portfolio's net asset value. See "Additional Risk and Investment Information" below.

ACTIVE MANAGEMENT TECHNIQUES
    Currency and Other Derivative Instruments. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates, or the inability to close out a position or default by the counterparty. The loss on derivative instruments (other than purchased options) may exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Investment Adviser's use of derivative instruments will be advantageous to the Portfolio.

    To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

    Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another. In addition, the Portfolio may purchase forward contracts for non- hedging purposes when the Investment Adviser anticipates that the foreign currency will appreciate in value.

    Interest Rate and Currency Swaps. The Portfolio may enter into interest rate and currency swaps both for hedging purposes and to enhance return. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The Portfolio will enter into interest rate swaps on a net basis, so the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire payment stream in one designated currency in exchange for the entire payment stream in the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

    The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Investment Adviser has used interest rate and currency swaps only to a limited extent but has utilized other types of hedging techniques. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if swaps were not used.

    Securities loans, repurchase agreements, forward commitments and reverse repurchase agreements. The Portfolio may lend its portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the lender is delayed or prevented from recovering the collateral. The Portfolio may also purchase securities for future delivery by means of "forward commitments."

    The Portfolio may also enter into "reverse" repurchase agreements which generally involve the sale of securities held and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. The Portfolio can invest the cash it receives or use it to meet redemption requests. Reverse repurchase agreements and forward commitments may increase the overall investment exposure of the Portfolio and involve investment leverage. Use of investment leverage may increase the amount of any losses incurred by the Portfolio in the case of adverse changes in market conditions or the failure of the issuer of a security or financial instrument to meet its obligations. The Portfolio may also enter into reverse repurchase agreements as a hedge against a possible decline in the value of the foreign currency in which a debt security is denominated by converting the foreign currency cash proceeds from the sale of the debt security into U.S. dollars.

ADDITIONAL RISK AND INVESTMENT INFORMATION
    Investments in foreign securities. Because foreign securities involve foreign currencies, the values of the assets of the Portfolio and its net investment income available for distribution may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including among others the issuer's balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments. The Portfolio's investments may include securities issued by lesser-developed countries, which are sometimes referred to as "emerging markets", and issuers located in such countries. As a result, the Portfolio may be exposed to greater risk and will be more dependent on the Investment Adviser's ability to assess such risk than if the Portfolio invested solely in more developed countries.

    In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the values of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries, including remedies available in bankruptcy proceedings, may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

    Investing in lower-rated securities. Lower quality debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated and comparable unrated securities are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Portfolio may retain defaulted securities in its portfolio when such retention is considered desirable by the Investment Adviser. In the case of a defaulted security, the Portfolio may incur additional expense seeking recovery of its investment. In the event the rating of a security held by the Portfolio is downgraded, causing the Portfolio to have 35% or more of its total assets in securities rated below investment grade, the Investment Adviser will (in an orderly fashion within a reasonable period of time) dispose of such securities as it deems necessary in order to comply with this limitation. See the Appendix to this Prospectus for the asset composition of the Portfolio for the fiscal year ended October 31, 1994. For a description of securities ratings, see the Statement of Additional Information.

    Interest Rate Risk. The value of Fund shares will reflect the value of the Fund's interest in the Portfolio (which in turn, reflects the underlying value of the Portfolio's assets and liabilities) and will change in response to interest rate fluctuations. When interest rates decline, the value of debt securities held by the Portfolio can be expected to rise. Conversely, when interest rates rise, the value of debt securities held by the Portfolio can be expected to decline.

    Other Practices. The Portfolio may at times invest in so-called "zero-coupon" bonds and (deferred interest bonds) and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and interest is paid only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Because these instruments allow an issuer to avoid the need to generate cash to meet current interest payments, they may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

    The Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions. Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

    The Portfolio is a "non-diversified" investment company under the Investment Company Act of 1940. This means that it may invest its assets in a limited number of issuers. Under the Internal Revenue Code, the Portfolio generally may not, with respect to 50% of its total assets, invest more than 5% of its total assets in securities of any one issuer, other than U.S. government securities. With respect to the remaining 50% of its total assets, the Portfolio generally may not invest more than 25% of its assets in securities of any one issuer, other than U.S. government securities. Therefore, the Portfolio may invest up to 25% of its total assets in the securities of each of two issuers of securities (other than U.S. government securities), which may subject the Portfolio to greater risk to the extent that the Portfolio has invested a large portion of its assets in the securities of only a few issuers and the values of such securities declines.

    Investment Restrictions. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote or an investor vote, respectively. Except for the fundamental investment restrictions and policies specifically enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Board of Trustees of the Trust and the Trustees of the Portfolio without obtaining the approval of the Fund's shareholders or the investors of the Portfolio, as the case may be. If any changes were made in the Fund's investment objective, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------

The Fund is a non-diversified series of the Trust, a business trust established under Massachusetts law pursuant to a Declaration of Trust dated May 7, 1984, as amended and restated. The Trust is a mutual fund - an open-end management investment company. THE BOARD OF TRUSTEES OF THE TRUST IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF ITS AFFAIRS. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company." When issued and outstanding, the shares are fully paid and nonassessable by the Fund and redeemable as described under "How to Redeem Fund Shares". Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

    THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust, as amended, provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio (although the Fund may temporarily hold a de minimus amount of cash), which is a separate investment company with an identical investment objective. Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "The Fund's Investment Objective" and "Investment Policies and Risks". Further information regarding investment practices may be found in the Statement of Additional Information.

    The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million. The public shareholders of the Fund have previously approved the policy of investing the Fund's assets in an interest in the Portfolio.

    The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Trustees of the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case maybe. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares". In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Board of Trustees of the Trust would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

    Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110,
(617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of larger investors in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds which have large or institutional investors.

    Until recently, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

    The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take actions to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolio, see the Statement of Additional Information.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------

THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. BMR's expertise in the management of fixed-income securities ranges from government obligations, high-grade corporate and municipal securities, foreign debt and bank loan interests to higher yielding instruments. BMR's fixed-income division is armed with the research and technical ability to gain immediate access to interest rate data around the world.


    Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs, and furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to the aggregate of


    (a) a daily asset-based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income-based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                                                        ANNUAL            DAILY
    CATEGORY                             DAILY NET ASSETS                             ASSET RATE       INCOME RATE
    --------                             ----------------                             ----------       -----------
       1        up to $500 million ................................................     0.275%            2.75%
       2        $500 million but less than $1 billion .............................     0.250%            2.50%
       3        $1 billion but less than $1.5 billion .............................     0.225%            2.25%
       4        $1.5 billion but less than $2 billion .............................     0.200%            2.00%
       5        $2 billion but less than $3 billion ...............................     0.175%            1.75%
       6        $3 billion and over ...............................................     0.150%            1.50%

Total daily gross income is the total gross investment income, exclusive of capital gains and losses on investments and before deduction of expenses, earned each day by the Portfolio.

    As at October 31, 1994, the Portfolio had net assets of $236,468,766. For the period from the start of business, March 1, 1994, to October 31, 1994, the Portfolio paid BMR advisory fees equivalent to 0.49% (annualized) of the Portfolio's average daily net assets for such period.

    As of the close of business, February 28, 1994, the Fund transferred its assets to the Portfolio in exchange for an interest in the Portfolio. Prior to such date, the Fund retained Eaton Vance as its investment adviser pursuant to the same fee schedule. For the period from November 1, 1993 to March 1, 1994, the Fund paid Eaton Vance advisory fees equivalent to .54% (annualized) of the Fund's average daily net assets for such period.


    BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $15 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

    Mark S. Venezia has acted as the portfolio manager of the Portfolio since it commenced operations. He was the Fund's portfolio manager from its inception until the date its assets were transferred to the Portfolio. Mr. Venezia has been a Vice President of Eaton Vance since 1987 and of BMR since 1992.

    The Portfolio believes that most of the obligations which it will acquire will normally be traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.


    The Portfolio also engages BMR as its Administrator under an administration agreement. Under the administration agreement, BMR is responsible for reviewing and supervising the provision of custody services to the Portfolio and making related reports and recommendations to the Board of Trustees of the Portfolio; for providing certain valuation, legal, accounting and tax services in connection with investments with foreign issuers or guarantors, investments denominated in foreign currencies and transactions in derivative instruments; and for such other special services as the Board may direct. BMR also furnishes the office facilities and personnel necessary for providing these services. As compensation for these services, BMR receives a monthly administration fee at an annual rate of .15% of the Portfolio's average daily net assets.

    The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services, Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

    The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement and the administration agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 4.5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial service firm (an "Authorized Firm") at the time of sale equal to 3.5% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.

    THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

    Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.

    For the fiscal year ended October 31, 1994, the Fund paid sales commissions under the Plan equivalent to 0.75% of the Fund's average daily net assets for such year. As at October 31, 1994, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately, $17,473,000 (which amount was equivalent to 7.5% of the Fund's net assets on such day).

    THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. As permitted by the NASD Rule, such payments are made for personal services and/ or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended October 31, 1994, the Fund made service fee payments equivalent to .20% of the Fund's average daily net assets for such year.


    The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.


    The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Board of Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

    Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.


    The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. Most debt securities are valued on the basis of market valuations furnished by pricing services. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information. Eaton Vance Corp. owns 77.3% of the outstanding stock of IBT, the Fund's and the Portfolio's custodian. Eaton Vance Corp. has announced its intention to sell its interest in IBT in 1995.


------------------------------------------------------------------------------

   SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

------------------------------------------------------------------------------

HOW TO BUY FUND SHARES
------------------------------------------------------------------------------


SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

    An initial investment in the Fund must be at least $1,000. Once an account has been established, the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows:
The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".


    In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares."

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold by IBT as agent for the account of their owner on the day of their receipt by IBT or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best price available. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

    Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

    IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Marathon Strategic Income Fund

    IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Marathon Strategic Income Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

    Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular Federal, state and local tax consequences of exchanging securities for Fund shares.

------------------------------------------------------------------------------

   IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

------------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO THE SHAREHOLDER SERVICES GROUP, INC., BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any stock certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner (s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to The Shareholder Services Group, Inc. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

    Within seven days after receipt of a redemption request in good order by The Shareholder Services Group, Inc., the Fund will make payment in cash for the net asset value of the redeemed shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charge (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

    To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

    If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

    Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemptions would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first four years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than four years prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other shares in the account (namely those purchased within the four years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause
(c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:

                 YEAR OF                          CONTINGENT
               REDEMPTION                       DEFERRED SALES
             AFTER PURCHASE                         CHARGE
             --------------                     --------------
      First ...........................              3.0%
      Second ..........................              2.5%
      Third ...........................              2.0%
      Fourth ..........................              1.0%
      Fifth and following .............              0.0%


    In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege", the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares.

    No contingent deferred sales charge will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The contingent deferred sales charge will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services") or (2) as part of a required distribution from a tax-sheltered retirement plan. The charge will also be waived on redemptions of shares purchased on or after January 27, 1995 following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plan."


------------------------------------------------------------------------------

   THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR y PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT y PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT y INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED y ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 2.5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $25.

------------------------------------------------------------------------------

REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state tax returns.



THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, THE SHAREHOLDER SERVICES GROUP, INC., WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

    At least quarterly, shareholders will receive a statement showing complete details of any transaction and the current balance in the account. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to The Shareholder Services Group, Inc.

    Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 (Please provide the name of the shareholder, the Fund and the account number).

    THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.

    Share Option -- Dividends and capital gains will be reinvested in additional shares.

    Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

    Cash Option -- Dividends and capital gains will be paid in cash.

    The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.

    If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

    DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

    "STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

------------------------------------------------------------------------------

     UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN SHARES OF THE FUND BY SENDING A CHECK FOR $50 OR MORE.

------------------------------------------------------------------------------

THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------

Shares of the Fund currently may be exchanged for one or more funds in the Eaton Vance Marathon Group of Funds or Eaton Vance Money Market Fund, which are distributed subject to a contingent deferred sales charge. Fund shares purchased directly or acquired in an exchange from any EV Marathon Limited Maturity Tax Free Fund may also be exchanged for shares of Eaton Vance Prime Rate Reserves which are distributed subject to an early withdrawal charge. Exchanges will be made on the basis of the net asset value per share of each fund at the time of exchange, provided that such exchange offers are available only in states where shares of the fund being acquired may legally be sold.

    Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

    The Shareholder Services Group, Inc. makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult The Shareholder Services Group, Inc. for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


    No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon the redemption of shares acquired in an exchange, the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge or early withdrawal charge schedule applicable to the Fund, Eaton Vance Prime Rate Reserves and Class I shares of any EV Marathon Limited Maturity Fund, see "How to Redeem Fund Shares". The contingent deferred sales charge schedule applicable to the other EV Marathon funds is 5%, 5%, 4%, 3%, 2%, or 1% in the event of a redemption occurring in the first, second, third, fourth, fifth or sixth year, respectively, after the original share purchase.

    Shares of other funds in the Eaton Vance Marathon Group of Funds and shares of Eaton Vance Money Market Fund may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


    Telephone exchanges are accepted by The Shareholder Services Group, Inc., provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call The Shareholder Services Group, Inc. at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 A.M. to 4:00 P.M. (Eastern Standard Time). Shares acquired by telephone exchanges must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor The Shareholder Services Group, Inc. will be responsible for the authenticity of exchange instructions received by telephone; provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Marathon Strategic Income Fund may be mailed directly to The Shareholder Services Group, Inc., BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the Plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REDEEMED OR REPURCHASED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of redemption), some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

    --Pension and Profit Sharing Plans for self-employed individuals, corporations and non-profit organizations;

    --Individual Retirement Account Plans for individuals and their non-employed spouses; and

    --403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

    Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------


SUBSTANTIALLY ALL OF THE INVESTMENT INCOME ALLOCATED TO THE FUND BY THE PORTFOLIO, LESS THE FUND'S DIRECT AND ALLOCATED EXPENSES, WILL BE DECLARED DAILY AS A DISTRIBUTION TO FUND SHAREHOLDERS OF RECORD AT THE TIME OF DECLARATION. Such distributions, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last day of each month or the next business day thereafter. The Fund anticipates that the entire monthly distribution, whether paid in cash or reinvested in additional shares of the Fund, will constitute taxable income to the shareholders, for federal income tax purposes. Shareholders reinvesting the monthly distribution should treat the amount of the entire distribution as the tax cost basis of the additional shares acquired by reason of such reinvestment. Daily distribution crediting will commence on the day that collected funds for the purchase of Fund shares are available at the Transfer Agent. Shareholders of the Fund will receive timely federal income tax information as to the taxable status of all distributions made by the Fund during the calendar year. The Fund's net realized capital gains, if any, consist of the net realized capital gains allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers; the Fund's net realized capital gains, if any, will be distributed at least once a year, usually in December.


    Distributions of the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether paid in cash or reinvested in additional shares.

    Certain distributions, if declared in October, November or December and paid the following January, will be taxable to shareholders as if received on December 31 of the year in which they are declared.

    Capital gains, if any, realized on sales of investments and on options and futures transactions during the fiscal year, which ends on October 31, will be offset by any capital loss carryovers and will be distributed annually, usually in December, in compliance with the distribution requirements of the Code. Distributions of long-term capital gains included therein are taxable to shareholders as such, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

    Income realized by the Portfolio from certain instruments and allocated to the Fund may be subject to foreign income taxes on certain investments and the Fund may make an election under Section 853 of the Code that would allow Fund shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made annually only if more than 50% of the assets of the Fund including its allocable share of the Portfolio assets, at the close of a taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than sixty (60) days after the close of its taxable year) to each shareholder indicating the amount to be treated by him as his proportionate share of such taxes. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations at the Fund and shareholder levels.


    The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.


------------------------------------------------------------------------------

   AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, THE FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE y TIMING REQUIREMENTS IMPOSED BY THE CODE. AS A PARTNERSHIP UNDER THE CODE, THE PORTFOLIO ALSO DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES.

------------------------------------------------------------------------------

    Shareholders should consult their own tax advisers with respect to the local, state, federal and foreign tax consequences of investing in the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------------------


FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The Fund's yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable contingent deferred sales charge at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time.


    The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

    The Fund may also publish its distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. The Fund's yield is calculated using a standardized formula the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on the market value of such obligations on the day preceding the 30-day period (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis). In contrast, the distribution rate is based on the Fund's last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.


    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return, yield, distribution rate or effective distribution rate for any prior period should not be considered as a representation of what an investment may earn or what the Fund's total return, yield, distribution rate or effective distribution rate may be in any future period. If the expenses of the Fund or the Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

                                                                      APPENDIX A

                          STRATEGIC INCOME PORTFOLIO


                        ASSET COMPOSITION INFORMATION
                    FOR FISCAL YEAR ENDED OCTOBER 31, 1994
                AND THE EIGHT MONTH PERIOD ENDED JUNE 30, 1995


                              PERCENTAGE OF NET ASSETS
                      ----------------------------------------
                           YEAR ENDED         8 MONTHS ENDED
                        OCTOBER 31, 1994      JUNE 30, 1995
                        ----------------      -------------
  Debt Securities --
  Moody's Rating
      Aaa ..........          37.4%                18.63%
      Aa1 ..........           3.7                  4.93
      Aa2 ..........          26.8                 31.06
      Aa3 ..........           6.4                     0
      A1 ...........           4.6                  3.39
      A3 ...........            .7                  3.25
      Ba2 ..........            .7                     0
      Ba3 ..........           2.2                     0
      B1 ...........             0                  2.03
      B2 ...........          11.0                 20.99
      B3 ...........           2.7                  3.12
      Baa1 .........             0                  0.20
      Baa3 .........             0                  5.98
      Caa ..........             0                  0.48
      CCC ..........            .1                     0
      Unrated ......           3.7                  5.94
                              ----                 ----
      Total ........         100.0%                100.0%

    The chart above indicates the weighted average composition for the fiscal year ended October 31, 1994 and the eight months ended June 30, 1995, with the debt securities rated by Moody's Investors Service, Inc. separated into the indicated categories. The weighted averages indicated above were calculated on a dollar weighted basis and were computed as at the end of each month during the period. The chart does not necessarily indicate what the composition of the Portfolio will be in the current and subsequent fiscal years.


    For the description of Moody's Investors Service, Inc's. ratings of debt securities, see Appendix A to the Statement of Additional Information.

INVESTMENT ADVISER AND ADMINISTRATOR
OF STRATEGIC INCOME PORTFOLIO
Boston Management & Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EATON VANCE
STRATEGIC INCOME FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


EV MARATHON
STRATEGIC INCOME FUND
24 FEDERAL STREET
BOSTON, MA 02110

M-SIP

[LOGO]
EV MARATHON
STRATEGIC INCOME
FUND

PROSPECTUS
OCTOBER 30, 1995

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                October 30, 1995
                      EV MARATHON STRATEGIC INCOME FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265
--------------------------------------------------------------------------------


TABLE OF CONTENTS                                                         Page
Investment Objective and Policies ................................           2
Investment Restrictions ..........................................           9
Trustees and Officers ............................................          10
Control Persons and Principal Holders of Securities ..............          13
Investment Adviser and Administrator .............................          13
Custodian ........................................................          16
Service for Withdrawal ...........................................          16
Determination of Net Asset Value .................................          16
Investment Performance ...........................................          17
Taxes ............................................................          18
Principal Underwriter ............................................          20
Distribution Plan ................................................          21
Portfolio Security Transactions ..................................          23
Other Information ................................................          24
Independent Accountants ..........................................          25
Financial Statements .............................................          26
Appendix A .......................................................         A-1
Appendix B .......................................................         B-1
--------------------------------------------------------------------------------


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EV MARATHON STRATEGIC INCOME FUND (THE "FUND") DATED OCTOBER 30, 1995, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                      INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

    The investment objective of EV Marathon Strategic Income Fund (the "Fund"), a non-diversified series of Eaton Vance Mutual Funds Trust (the "Trust"), is a high level of income by investing in a global portfolio consisting primarily of high grade debt securities and having a dollar weighted average maturity of not more than three years. The Fund currently seeks to meet its investment objective by investing its assets in the Strategic Income Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective as the Fund.


    Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio and supplements the discussion contained in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio.


INCOME PRODUCING SECURITIES

    Included in the income producing securities in which the Portfolio may invest are preferred and preference stocks, convertible bonds, securities of real estate investment trusts and natural resource companies, stripped debt obligations, closed-end investment companies (that invest primarily in debt securities the Portfolio could invest in), equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Securities of real estate investment trusts, such as debentures, are affected by conditions in the real estate industry and interest rates. Securities of natural resource companies are subject to price fluctuation based upon inflationary pressures and demand for natural resources. Stripped debt obligations are comprised of principal only or interest only obligations. The value of closed-end investment company securities, which are generally traded on an exchange, is affected by demand for those securities regardless of the demand for the underlying portfolio assets. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. The issuers of equipment lease certificates tend to be industrial, transportation and leasing companies. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer. The Portfolio has no current intention of investing more than 5% of its total assets in any of these types of securities.

    The Portfolio may purchase fixed-rate bonds which have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since the Portfolio may retain the bond if interest rates decline. By acquiring these kinds of bonds the Portfolio obtains the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, the Portfolio will not assign any separate value to such right. The Portfolio may also purchase floating or variable rate obligations and warrants when such warrants are part of a unit with other securities.

    The Portfolio's investments in high yield, high risk obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals or obtain additional financing may be impaired. The Portfolio will also take such action as it considers appropriate in the event of anticipated financial difficulties default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the Investment Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Portfolio as a result of any such event. The Portfolio will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

    The Portfolio may invest in obligations of domestic and foreign companies in the group consisting of the banking and the financial services industries. Companies in the banking industry include U.S. and foreign commercial banking institutions (including their parent holding companies). Companies in the financial services industry include finance companies, diversified financial services companies and insurance and insurance holding companies. Companies engaged primarily in the investment banking, securities, investment advisory or investment company business are not deemed to be in the financial services industry for this purpose. The securities held by the Portfolio may be affected by economic or regulatory developments in or related to such industries. Sustained increases in interest rates can adversely affect the availability and cost of funds for an institution's lending activities, and a deterioration in general economic conditions could increase the institution's exposure to credit losses.

    A bank from whom the Portfolio acquires a loan participation interest may be treated as a co-issuer for tax diversification purposes to the extent that the Portfolio does not have direct recourse against the borrower of the underlying loan and is therefore relying on the credit of such bank. For industry concentration purposes, the Investment Adviser will consider all relevant factors in determining the issuer of a loan interest, including: the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and the other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the borrower and such interpositioned person.

MORTGAGE ROLLS

    The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Portfolio's borrowings and other senior securities.

LENDING OF PORTFOLIO SECURITIES

    The Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice.

FOREIGN INVESTMENTS

    Investing in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in foreign issuers may involve currencies of foreign countries, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

    Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign bond markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. The Portfolio may be required to pay for securities before delivery. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    At the maturity of a forward contract the Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are often effected with the currency trader who is a party to the original forward contract.

    The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

    The Portfolio's custodian will place cash or liquid high grade debt securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets, reduced by the value of any offsetting forward or written or purchased option position on the same or a related currency, committed to the consummation of forward foreign currency exchange contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts, net of any offsetting forward contracts or options positions.

    The Portfolio generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of the securities held by the Portfolio against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time.

    While the Portfolio will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if the Portfolio had not engaged in any such transactions. Moreover, there may be imperfect correlation between the securities held by the Portfolio denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS

    The Portfolio may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. A call option written by the Portfolio obligates the Portfolio to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by the Portfolio would obligate the Portfolio to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date.

    A call option written by the Portfolio may be covered by segregating assets denominated in the currency on which the call option is written. A written call option or put option may also be covered by maintaining cash or high grade liquid debt securities (either of which may be denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option on the same or a related currency and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

    The writing of currency options involves a risk that the Portfolio will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

    The Portfolio may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Portfolio.

    The Portfolio would normally purchase call options in anticipation of an increase in the dollar value of currency in which securities to be acquired by the Portfolio are denominated. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize a loss on the purchase of the call option.

    The Portfolio would normally purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio ("protective puts") are denominated. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the securities held by the Portfolio due to currency exchange rate fluctuations. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Portfolio would realize a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY

    An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    The Portfolio may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities, as described in the Fund's prospectus. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the Portfolio. The staff of the Securities and Exchange Commission takes the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities or with dealers on the Federal Reserve's approved list for foreign exchange dealers pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

    The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government Securities and other high grade liquid debt securities in a segregated account with its custodian.

    The amount of the premiums which the Portfolio may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

FUTURES CONTRACTS

    A change in the level of currency exchange rates or interest rates may affect the value of the Portfolio's investments (or of investments that the Portfolio expects to make). To hedge against such changes in such rates or prices or for non-hedging purposes, the Portfolio may enter into (i) futures contracts for the purchase or sale of securities, (ii) futures contracts on securities indices; (iii) futures contracts on other financial instruments and indices and (iv) futures contracts on foreign currencies. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). All futures contracts entered into by the Portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges.

FUTURES ON SECURITIES OR CURRENCIES. A futures contract on a security or currency is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities or currency having a standardized face value and rate of return or currency. By purchasing futures on securities or currency, the Portfolio will legally obligate itself to accept delivery of the underlying security or currency and pay the agreed price; by selling futures on securities or currency, it will legally obligate itself to make delivery of the security or currency against payment of the agreed price. Open futures positions on securities or currency are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Trustees of the Portfolio.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Portfolio's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

FUTURES CONTRACTS ON SECURITIES INDICES. Futures contracts on securities or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures position is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

HEDGING STRATEGIES. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Portfolio owns or proposes to acquire. The Portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the securities held by the Portfolio. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those of the securities held by the Portfolio. Similarly, the Portfolio may sell futures contracts on currency in which its securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities held by the Portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the securities held by the Portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.

    On other occasions, the Portfolio may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES

    The Portfolio may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

    The Portfolio may use options on futures contracts solely for bona fide hedging purposes as defined below or for non-hedging purposes subject to the limitations imposed by CFTC regulations. If the Portfolio purchases a call (put) option on a futures contract it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Portfolio for the option. If market conditions do not favor the exercise of the option, the Portfolio's loss is limited to the amount of such premium and transaction costs paid by the Portfolio for the option.

    If the Portfolio writes a call (put) option on a futures contract, the Portfolio receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Portfolio gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, the Portfolio's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

LIMITATIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES
    The Portfolio will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes as defined in or as permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. Except as stated below, the Portfolio's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities or other assets. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Portfolio to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and losses on such positions and excluding the in-the-money amount of such options. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining the qualification of the Fund as a regulated investment company for Federal income tax purposes (see "Taxes").

    The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions. Cash or liquid high grade debt securities required to be segregated in connection with a "long" futures position taken by the Portfolio will also be held by the custodian in a segregated account and will be marked to market daily.

INTEREST RATE AND CURRENCY SWAPS

    The Portfolio will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire payment stream in one designated currency in exchange for the entire payment stream in the other designated currency. Inasmuch as the Portfolio maintains a segregated account with respect to all interest rate and currency swaps, the Portfolio and its Investment Adviser believe that such obligations do not constitute senior securities (as defined in the Investment Company Act of 1940) and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

REVERSE REPURCHASE AGREEMENTS

    The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Fund's net asset value per share, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Investment Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield. While the Investment Adviser does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within "borrowings" contained in the Fund's investment restriction (2) set forth below.

    At all times that a reverse repurchase agreement for borrowing purposes is outstanding, the Portfolio will maintain cash or high grade liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. To the extent that the Portfolio enters into reverse repurchase agreements for hedging purposes as described in the Fund's prospectus, the Portfolio will not be required to maintain the segregated account described above.

PORTFOLIO TURNOVER

    The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities held by the Portfolio were replaced in a period of one year. A high turnover rate (such as 100% or more) necessarily involves greater expenses to the Portfolio and may result in the realization of substantial net short-term capital gains. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and the incidence of net short-term capital gain distributions allocated to the Fund by the Portfolio which are taxable to Fund shareholders as ordinary income.

                           INVESTMENT RESTRICTIONS

    The following restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. Accordingly, the Fund may not:

    (1) Purchase any security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if such purchase, at the time thereof, would cause 25% or more of the Fund's total assets (taken at market value) to be invested in the securities of issuers in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction;

    (2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

    (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (6) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities, provided that the Fund may enter into all types of futures and forward contracts on currency, securities and securities, economic and other indices and may purchase and sell options on such futures contracts; or

    (7) Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing numbered investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Statement of Additional Information means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 (the "1940 Act"). Whenever the Trust is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.

    The Fund and the Portfolio have each adopted the following nonfundamental investment policies which may be changed with respect to the Fund by the Trustees of the Trust without approval by the Fund's shareholders or may be changed with respect to the Portfolio by the Trustees of the Portfolio with or without the approval of the Fund or the Portfolio's other investors. As a matter of nonfundamental policy, the Fund and the Portfolio may not: (a) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 that the Board of Trustees of the Trust or the Trustees of the Portfolio, or its delegate, determine to be liquid, based upon the trading markets for the specific security; (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless no more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time. It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); (c) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares of securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); (d) purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; (e) invest more than 5% of its total assets (taken at current value) in the securities of issuers which, including their predecessors, have been in operation for less than three years; (f) purchase put or call options on securities if after such purchase more than 5% of its net assets, as measured by the aggregate of the premiums paid for such options, would be invested in such options; and (g) purchase warrants with a value in excess of 5% of net assets, or warrants which are not listed on the New York or American Stock Exchange with a value in excess of 2% of its net assets. The Portfolio has no current intention during the current year of engaging in short sales.

    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the fundamental policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

                            TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Portfolio's Investment Adviser, Boston Management and Research ("BMR") which is a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); Eaton Vance's wholly-owned subsidiary, Eaton Vance Distributors, Inc. ("EVD"), the principal underwriter of the Fund; Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust or those Trustees who are "interested persons" of the Portfolio, BMR, Eaton Vance, EVC, EV, or EVD as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC, EV or EVD are indicated by an asterisk(*).


                   TRUSTEES OF THE TRUST AND THE PORTFOLIO


M. DOZIER GARDNER (61), President and Trustee of the Trust*
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and a
  Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

JAMES B. HAWKES (53), President of the Portfolio, Vice President of the Trust and Trustee*
Executive Vice President, BMR, Eaton Vance, EVC and EV and a Director of EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

LANDON T. CLAY (68), Trustee of the Portfolio
Chairman of BMR, Eaton Vance, EVC and EV and a Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (63), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff, Professor  of Investment Banking, Harvard Business School.
  Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard Business School, Soldiers Field Road, Boston, Massachusetts
  02163

NORTON H. REAMER (59), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, The Regis Fund, Inc. (mutual fund). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (68), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


                   OFFICERS OF THE TRUST AND THE PORTFOLIO


WILLIAM H. AHERN, JR. (36), Vice President of the Trust
Assistant Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Ahern was elected Vice President of the Trust on June 19, 1995.

MARK VENEZIA (45), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

H. DAY BRIGHAM, JR. (68), Vice President of the Trust
Chairman of the Management Committee, Vice President of BMR, Eaton Vance, EVC and EV, and a Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.


MICHAEL B. TERRY (52), Vice President of the Trust
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Terry was elected Vice President of the Trust on December 17, 1990.


JAMES L. O'CONNOR (49), Treasurer
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (63), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (59), Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (32), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. (State Regulations Supervisor, The Boston Company, 1991-1993 and Registration Specialist, Fidelity Management & Research Co., 1986-1991). Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

JOHN P. RYNNE (53), Assistant Secretary of the Trust
Corporate Controller and Vice President of EVC. Vice President of Eaton Vance,
  EVD and BMR, and Treasurer of Energex Corporation. Mr. Rynne was elected an officer of the Trust on June 19, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate at
  Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust and the Portfolio on June 19, 1995.

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and the Board of Trustees of the Portfolio. The Special Committee's functions include a continuous review of the Trust's contractual relationship with the administrator, the Portfolio's contractual relationship with the investment adviser, making recommendations to the Board regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and the Board of Trustees of the Portfolio. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Trust.


    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the "noninterested Trustees") are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended October 31, 1994, the noninterested Trustees of the Trust and of the Portfolio received the following compensation in their capacities as Trustees of the Fund and Trustees of the Portfolio, and, during the year ended December 31, 1994, received the following compensation in their capacities as Directors or Trustees of the other funds in the Eaton Vance Fund Complex(1):


                                 AGGREGATE      AGGREGATE     TOTAL COMPENSATION
                                COMPENSATION   COMPENSATION     FROM TRUST AND
  NAME                            FROM FUND   FROM PORTFOLIO     FUND COMPLEX
  ----                          ------------  --------------  -----------------
  Donald R. Dwight .........       $2,026         $1,576          $135,000(2)
  Samuel L. Hayes, III .....        2,005          1,574           142,500(3)
  Norton H. Reamer .........        1,950          1,548           135,000
  John L. Thorndike ........        2,018          1,609           140,000
  Jack L. Treynor ..........        2,060          1,625           140,000


----------
(1)The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2)Includes $8,750 of deferred compensation.
(3)Includes $8,865 of deferred compensation.


    Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES


    As of July 31, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of July 31, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc. of New Brunswick, New Jersey, was the record owner of approximately 40.65% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person own of record or beneficially 5% or more of its outstanding shares of the Fund as of such date.


                     INVESTMENT ADVISER AND ADMINISTRATOR

    The Portfolio engages BMR as investment adviser pursuant to an Investment Advisory Agreement dated March 1, 1994. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $15 billion.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, foreign debt, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under Federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. As at October 31, 1994, the Portfolio had net assets of $236,468,766. For the period from the start of business March 1, 1994 to October 31, 1994, the Portfolio paid BMR advisory fees of $1,004,670 (equivalent to 0.49% (annualized) of the Portfolio's average daily net assets for such period). Prior to the close of business, February 28, 1994, (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser under its investment advisory agreement. As at October 31, 1994, the Fund had net assets of $233,139,102. For the period November 1, 1993 to March 1, 1994, the Fund paid Eaton Vance advisory fees of $658,963 (equivalent to 0.54% (annualized) of the Fund's average daily net assets for such period). For the fiscal year ended October 31, 1993, the Fund paid Eaton Vance advisory fees of $2,376,432 (equivalent to 0.54% of the Fund's average net assets for such period. Eaton Vance received advisory fees of $3,598,076 for the fiscal year ending October 31, 1992 (equivalent to 0.55% of Fund's average daily net assets for such period). The agreement provided that such fees shall be reduced by the amount, if any, of any contingent deferred sales charge paid to the Fund's Principal Underwriter on any day on which there exist no Uncovered Distribution Charges of the Principal Underwriter as calculated under the Fund's Distribution Plan.


    A commitment has been made to a state securities authority that Eaton Vance will take certain actions, if necessary, so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.

    The Investment Advisory Agreement with BMR remains in effect until February 28, 1996. It may be continued indefinitely thereafter so long as such continuance after February 28, 1996 is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    The Portfolio has also engaged BMR to act as its Administrator under an Administration Agreement. The Administration Agreement with BMR remains in effect until February 28, 1996 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance is approved at least annually (i) by the Trustees of the Portfolio and (ii) by the vote of a majority of those Trustees of the Portfolio who are not interested persons of the Portfolio or of the Administrator. Under the Administration Agreement, BMR is obligated to (a) review and supervise the provision of all domestic and foreign custodial services to the Portfolio, and to make such reports and recommendations to the Board of Trustees of the Portfolio concerning the provision of such services as the Board deems appropriate; (b) provide to the Portfolio certain valuation, legal, accounting and tax assistance and services in connection with the Portfolio's (i) investments in (A) securities, obligations and commercial paper that are denominated in foreign currencies or the European Currency Unit ("ECU"), or that are issued or guaranteed by foreign entities, (B) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, foreign banks or foreign branches of U.S. banks, and (C) participation interests in loans by U.S. or foreign banks that are made to foreign borrowers or that are denominated in foreign currencies or the ECU; and (ii) transactions in derivative instruments, including instruments indexed to foreign exchange rates, forward foreign currency exchange contracts, put and call options on foreign currencies, futures contracts and options on such contracts, and interest rate and currency swaps; and (c) provide to the Portfolio such other special administrative services as the Board from time to time shall instruct BMR to furnish under the Administration Agreement. In return for these special services, the Portfolio pays BMR as compensation under the Administration Agreement a monthly fee in the amount of .0125% (equivalent to .15% annually) of the average daily net assets of the Portfolio. For the period March 1, 1994, to October 31, 1994, the Portfolio paid BMR administration fees of $284,828.

    The Portfolio will be responsible for all costs and expenses not expressly stated to be payable by BMR under the Administration Agreement. Such costs and expenses to be borne by the Portfolio include, without limitation, the fees and expenses of the Portfolio's custodian and transfer agent, including those incurred for determining the Portfolio's net asset value and keeping the Portfolio's books; expenses of pricing and valuation services; the cost of interest certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its interests; expenses of reports to investors, proxy statements, and other expenses of investor's meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with BMR; and investment advisory and administration fees. The Portfolio will also bear expenses incurred in connection with litigation in which the Portfolio is a party and the legal obligation the Portfolio may have to indemnify its officers and Trustees with respect thereto.


    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund under an Administrative Services Agreement, but receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Trust under the 1940 Act,
(iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under Federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto. Prior to the close of business, February 28, 1994 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its administrator under its Administration Agreement (which is no longer in effect) for which Eaton Vance received a monthly administration fee at an annual rate of .15% of the Fund's average daily net assets. For the period November 1, 1994, to March 1, 1994, and for the fiscal years ended October 31, 1993 and 1992, the Fund paid Eaton Vance administration fees of $182,735, $642,861 and $989,372, respectively. Since March 1, 1994, Eaton Vance has continued to serve as the administrator of the Fund but currently receives no compensation for these services.


    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of July 31, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham, owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Hawkes, Woodbury, Murphy, Gardner, Clay, Brigham, Otis, Venezia, O'Connor, Ahern and Rynne and Ms. Sanders are officers or Trustees of the Trust or officers or Trustees of the Portfolio and are members of the EVC, BMR, Eaton Vance and EV organizations.


    EVC owns all of the stock of Marblehead Energy Corp., which engages in oil and gas operations, and 77.3% of the stock of Investors Bank & Trust Company, custodian of the Fund and the Portfolio, which provides custodial, trustee and other fiduciary services to investors, including individuals, employee benefit plans, corporations, investment companies, savings banks and other institutions. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. Eaton Vance, BMR, EVC and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

                                  CUSTODIAN

    Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts (a 77.3% owned subsidiary of EVC) acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges custody fees which are competitive within the industry. The fees for the Portfolio relate to 1) bookkeeping and valuation services provided at an annual rate, 2) activity charges based upon the volume of investment related transactions, and 3) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolio at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the Portfolio's average daily collected balances. The fee for the Fund relates to bookkeeping and valuation services and is based upon a percentage of the Fund's net assets. In view of the ownership of EVC in IBT, the Portfolio is treated as a self-custodian pursuant to Rule 17f-2 under the 1940 Act, and the Portfolio's investments held by IBT as custodian are thus subject to the additional examinations by the Portfolio's independent certified public accountants as called for by such Rule. During the fiscal year ended October 31, 1994, the Fund paid IBT $139,168 and the Portfolio paid IBT $191,871. EVC has announced its intention to sell its interest in IBT in 1995.


                            SERVICE FOR WITHDRAWAL

    By a standard agreement, the Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any designated amount based upon the value of the shares held. The checks will be drawn from share redemptions and hence, although they are a return of principal may give rise to gain or loss for tax purposes. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value) will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he has authorized Bank Draft Investing or is otherwise making regular purchases of Fund shares. Either the shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE

    The net asset value of the Portfolio and of shares of the Fund is determined by IBT, the custodian (as agent for the Fund and the Portfolio) in the manner described under "Valuing Fund Shares" in the Fund's current prospectus. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays:
New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Debt securities (other than mortgage-backed, "pass-through" securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage-backed "pass-through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations maturing in sixty days or less are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

    The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted on one of the principal markets for such currencies. Generally, trading in foreign securities, derivative instruments and currencies is substantially completed each day at various times prior to the time the Portfolio calculates its net asset value. If an event materially affecting the values of such securities, instruments or currencies occurs between the time such values are determined and the time net asset value is calculated, such securities, instruments or currencies may be valued at fair value.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. The investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE

    The Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period, and a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period.

    The Fund's yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent 30-day period by the net asset value per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by the Portfolio based on the market value of such obligations, at the beginning of such period, reduced by accrued Fund expenses for the period, with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "How to Redeem Fund Shares" in the prospectus. The Fund's yield for the 30-day period ended April 30, 1995 was 7.88%.

    The Fund may also publish its distribution rate and/or its effective distribution rate. The Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. The Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. The Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on the market value of such obligations on the day preceding the 30-day period (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on the Fund's last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Distributions and Taxes" in the Fund's current Prospectus). The Fund's distribution rate (calculated on April 30, 1995 and based on the Fund's monthly distribution paid April 30, 1995) was 8.34%, and the Fund's effective distribution rate (calculated on the same date and based on the same monthly distribution) was 8.67%.

    The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from the period from the start of business, November 26, 1990 through April 30, 1995 and for the one year period ended April 30, 1995.

                                                   VALUE OF A $1,000 INVESTMENT


                                       VALUE OF INVEST-  VALUE OF INVEST-       TOTAL RETURN                  TOTAL RETURN
                                       MENT BEFORE DE-    MENT AFTER DE-      BEFORE DEDUCTING              AFTER DEDUCTING
                                       DUCTING THE CON-  DUCTING THE CON- THE CONTINGENT DEFERRED       THE CONTINGENT DEFERRED
                                       TINGENT DEFERRED TINGENT DEFERRED        SALES CHARGE                 SALES CHARGE
  INVESTMENT    INVESTMENT  AMOUNT OF    SALES CHARGE     SALES CHARGE**  --------------------------  --------------------------
    PERIOD          DATE   INVESTMENT     ON 4/30/95       ON 4/30/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ---------- -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of the
Fund*            11/26/90   $1,000        $1,145.12       $1,145.12        14.51%         3.11%         14.51%        3.11%
1 Year Ended
4/30/95           4/30/94   $1,000        $1,025.94       $  978.55         2.59%         2.59%         -2.15%       -2.15%



                                             PERCENTAGE CHANGES -- 11/26/90-4/30/95

                                 NET ASSET VALUE TO NET ASSET VALUE                      NET ASSET VALUE TO NET ASSET VALUE
                              BEFORE DEDUCTING THE CONTINGENT DEFERRED                 AFTER DEDUCTING THE CONTINGENT DEFERRED
                           SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED          SALES CHARGE WITH ALL DISTRIBUTIONS REINVESTED
PERIOD                     ----------------------------------------------          ----------------------------------------------
ENDED                       ANNUAL         CUMULATIVE        AVERAGE ANNUAL          ANNUAL         CUMULATIVE      AVERAGE ANNUAL
----                         ----            ------            ---------              ----            ------          --------
10/31/91*                     --              7.98%                --                  --              5.00%              --
10/31/92                    -1.45%            6.41%              3.27%               -6.05%            4.13%            2.12%
10/31/93                    10.51%           17.59%              5.68%                5.51%           15.71%            5.10%
10/31/94                    -5.33%           11.32%              2.76%               -9.74%           10.49%            2.57%
4/30/95                      2.87%           14.51%              3.11%               -0.09%           14.51%            3.11%


----------
 *Investment operations began on November 26, 1990.
**No contingent deferred sales charge is imposed on shares purchased more than four years prior to the redemption, shares acquired through the reinvestment of distributions and any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange
  Privilege" in the Fund's current Prospectus.


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than original cost.

    The Fund's total return may be compared to the Commodity Research Bureau Futures Price Index and various domestic, international and global securities indices. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    From time to time, evaluations of the Fund's performance made by independent sources, e.g., Lipper Analytical Services, Inc., CDA/Wiesenberger and Morningstar, Inc., may be used in advertisements and in information furnished to present or prospective shareholders.

    From time to time, information showing the effects of compounding interest may be included in advertisements and other material furnished to present and prospective shareholders. Compounding is the process of earning interest on principal plus interest that was earned earlier. Interest can be compounded annually, semi-annually, quarterly or daily, e.g., $1,000 compounded annually at 9 percent will grow to $1,090 at the end of the first year and $1,188 at the end of the second year. The extra $8, which was earned on the $90 interest from the first year, is the compound interest. $1,000 compounded annually at 9 percent grows to $2,367 at the end of 10 years and $5,604 at the end of 20 years. Other examples of compounding $1,000 annually are that 7 percent grows to $1,967 at the end of 10 years and $3,870 at the end of 20 years. At 12 percent the $1,000 grows to $3,106 at the end of 10 years and $9,646 at the end of 20 years. All of these examples are for illustrative purposes only and are not meant to indicate performance of the Fund.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."

                                    TAXES

FEDERAL INCOME TAXES

    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any Federal income or excise tax to the Fund. The Fund so qualified for its fiscal year ended October 31, 1994. See Notes to Financial Statements. Because the Fund invests substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a regulated investment company, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires that the Fund distribute by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no Federal income tax.

    The Portfolio's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of the Fund's distributions to shareholders. For example, certain positions held by the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out on such day), and any resulting gain or loss will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Portfolio that substantially diminish the Portfolio's risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Portfolio losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. The Portfolio may make certain elections to mitigate adverse consequences of these tax rules and may have to limit its activities in options, futures contracts and forward contracts in order to enable the Fund to maintain its qualification as a regulated investment company.

    The Portfolio may be subject to foreign withholding taxes with respect to income derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. Since it is expected that more than 50% of the value of the total assets of the Fund taking into account its allocable share of the Portfolio's total assets, at the close of any taxable year will consist of securities issued by foreign corporations, the Fund may be eligible to pass through to shareholders their proportionate shares of foreign taxes paid by the Fund, with the result that shareholders would include such proportionate shares in income subject to federal income tax and would be entitled to take a foreign tax credit or deduction for such foreign taxes, subject to certain limitations. Certain foreign exchange gains and losses realized by the Fund will be treated as ordinary income and losses. Certain uses of foreign currency, foreign currency options, futures and forward contracts, and interest rate and currency swaps, and investment by the Portfolio in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a regulated investment company and/or avoid imposition of a tax on the Fund.

    The Portfolio's investment in zero coupon, deferred interest and payment in kind securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund. The Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

    The appropriate tax accounting for dollar rolls is also uncertain in some respects, and the Portfolio's use of such rolls may accordingly be limited in order to preserve the Fund's qualification as a regulated investment company.

    Investments in lower-rated or unrated securities may present special tax issues for the Portfolio and hence for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.

    Distributions of taxable net investment income, the excess of net short-term capital gains over net long-term capital losses and certain foreign exchange gains earned by the Portfolio and allocated to the Fund are taxable to shareholders of the Fund as ordinary income whether received in cash or reinvested in additional shares. Only a small portion, if any, of such distributions of net investment income made by the Fund may qualify for the dividends-received deduction for corporations, subject to applicable limitations under the Code. Distributions of the excess of net long-term capital gains over net short-term capital losses (including any capital losses carried forward from prior years) earned by the Portfolio and allocated to the Fund are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares of the Fund have been held.

    Any loss realized upon the redemption or exchange of shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares may be disallowed under "wash sale" rules if other shares of the Fund are purchased (whether through the reinvestment of distributions or otherwise) within 30 days before or after such disposition.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans, and persons investing through such plans should consult their tax advisers for more information. The deductibility of such contributions may be restricted or eliminated for particular shareholders.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of Federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. Federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    The Fund had qualified to do business in the Commonwealth of Pennsylvania and, therefore, was subject to the Pennsylvania foreign franchise and corporate net income tax in respect of its business activities in Pennsylvania. The amount of such taxes was $28,080 for the fiscal year ended October 31, 1994. In 1995, however, the Fund took actions to cease doing business in Pennsylvania and does not intend to pay Pennsylvania foreign franchise and corporate net income tax in Pennsylvania. Accordingly, Fund shareholders should consult their tax advisers regarding the applicability of Pennsylvania local and county personal property taxes.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                            PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws are borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the Distribution Plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares and paid the Principal Underwriter $9,317.50 for the fiscal year ended October 31, 1994 (being $2.50 for each repurchase transaction handled by the Principal Underwriter). The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.

                              DISTRIBUTION PLAN

    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The amount payable to the Principal Underwriter pursuant to the Plan with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net asset changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared by the Fund. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of a liability under such accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Plan.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid and payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid and payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through amounts paid to the Principal Underwriter, including contingent deferred sales charges pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.


    For the fiscal year ended October 31, 1994, the Principal Underwriter paid to Authorized Firms sales commissions aggregating $132,608 on sales of Fund shares. During the same period, the Fund made sales commission payments to the Principal Underwriter under the Plan aggregating $2,311,030, which amount reduced Uncovered Distribution Charges. During such period contingent deferred sales charges aggregating approximately $1,547,900 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at October 31, 1994, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $17,473,000 (which amount was equivalent to 7.5% of the Fund's net assets on such day).

    The Plan also authorizes the Fund to make payments of service fees. During the fiscal year ending October 31, 1994, the Fund made service fee payments aggregating $665,173 to the Principal Underwriter, of which $663,446 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.


    Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees"). The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Rule 12b-1 Trustees and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected class of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan has been a significant factor in the growth of the Fund's assets, resulting in increased investment flexibility and advantages which have benefited and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                       PORTFOLIO SECURITY TRANSACTIONS

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the portfolio security transactions of the Portfolio and of all other accounts managed by it for execution with many firms. BMR uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. The debt securities and obligations purchased and sold by the Portfolio are generally traded in the domestic or foreign over-the-counter markets on a net basis (i.e. without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Portfolio may also purchase debt securities from domestic and foreign underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. Transactions in foreign obligations usually involve the payment of fixed brokerage commissions when executed on foreign securities exchanges, which commissions are generally higher than those in the United States. Although commissions on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Portfolio and BMR's other clients for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts purchasing municipal obligations whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Trustees of the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the period from the start of business, March 1, 1994 to October 31, 1994, the Portfolio paid foreign brokerage commissions on its portfolio security transactions amounting to $6,875. For the period November 1, 1993 to February 28, 1994, the Fund paid foreign brokerage commissions on its portfolio security transactions amounting to $6,300. During the fiscal year ended October 31, 1993, the Fund paid no foreign brokerage commissions on its portfolio security transactions; for the fiscal year ended October 31, 1992 the Fund paid foreign brokerage commissions on its portfolio security transactions amounting to $22,397.

                              OTHER INFORMATION



    The Trust changed its name from Eaton Vance Government Obligations Trust on July 10, 1995. On October 31, 1995, the Fund was organized as a series of the Trust. Prior thereto, the Fund was a series of Eaton Vance Investment Fund, Inc., pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" in the Fund's name and may use the words "Eaton Vance" in other connections and for other purposes.



    The Trust's Amended and Restated Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust and any other outstanding series of shares, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable Federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    As permitted by Massachusetts law, there will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold and may appoint successor Trustees.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In addition, the By-Laws of the Trust provide that no natural person shall serve as a Trustee of the Trust after the holders of record of not less than two-thirds of the outstanding shares have declared that he be removed from office either by declaration in writing filed with the custodian of the assets of the Trust or by votes cast in person or by proxy at a meeting called for the purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting. The By-Laws also provide that the Trustees shall promptly call a meeting of shareholders for the purpose of voting upon a question of removal of a Trustee when requested so to do by the record holders of not less than 10 per centum of the outstanding shares.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem can be suspended and the payment of the redemption price deferred when the New York Stock Exchange (the "Exchange") is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), or during any emergency as determined by the Commission which makes it impracticable for the Portfolio or the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                           INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, are the independent accountants for the Fund and the Portfolio providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Commission.

                                  APPENDIX A

                      DESCRIPTION OF SECURITIES RATINGS(1)

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporated bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS:

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F- 1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and"D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD BOND RATINGS

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured Financings are also rated on this scale.

COMMERCIAL PAPER/CERTIFICATES OF DEPOSIT

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                            *      *      *      *
NOTES:

(1)The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio's fiscal year end.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

Appendix B - Economic & Statistical Information


Size of major bond markets Total publicly issued debt at year-end 1994 (in billions of US $ equivalents)

Country                          Amount

United States                    $7,547
Japan                             3,044
Germany                           1,581
Italy                               781
France                              749
Canada                              393
United Kingdom                      437
Belgium                             301
Sweden                              186


Country                            Amount

Netherlands                        $228
Denmark                             227
Switzerland                         201
European Currency Unit (ECU)        145
Spain                               144
Australia                           108
Austria                              68
Norway                               41
Source:  Salomon Brothers

This is a description for the Edgar filing of a pie chart
Europe            $5,089 billion     (31.5%)
Pacific           $3,152 billion     (19.5%)
Canada            $393 billion       (2.4%)
United States     $7,547 billion     (46.6%)

Total returns (income plus capital changes) of short-term bonds Maximum 3-year duration bonds - 12 months ended 12/31/94 (denominated in local currency)

Country                Total return
Italy                      6.21%
Ireland                    4.31
Finland                    4.24
Sweden                     3.33
United Kingdom             5.24
France                     3.43
Canada                      .99

Country                Total return

Netherlands                4.36%
Germany                    4.10
New Zealand                 .59
Australia                  1.15
Japan                       .86
Switzerland                6.05
United States               .61

Source:  Bloomberg L.P., Reuters

Horizontal Bar Chart omitted for Edgar filing as described above.


U.S. pension assets invested abroad
(in billions of US $)
Year     Amount

1979     $1.7
1980      3.5
1981      5.2
1982      7.0
1983     11.7
1984     15.5
1985     27.3
1986     45.2
1987     49.8


Year     Amount

1988    $62.0
1989     68.0
1990     87.0
1991    134.7
1992    159.3
1993    248.5

Source:  Eaton Vance Management
Pensions & Investments

Mountain Chart omitted for Edgar filing as described above.



Comparative short-term yields
3-month Eurodeposit rates vs. U.S. short-term rates (compounded) at 12/31/94 This is a description for the Edgar filing of a bar chart.
Portugal                           10.98%
Mexico                             31.99*
Italy                               9.34
Indonesia                           12.9
Sweden                               8.4
Malaysia                             5.5
Ireland                             6.59
Germany                             5.29
Thailand                             8.7
Finland                             5.94
United Kingdom                      6.79
Australia                           8.37
New Zealand                         9.57
Switzerland                         4.19
Canada                              7.12
Japan                               2.39

U.S.
Money market mutual funds           5.25
3-mo CDs                            4.12
Bank money market funds             3.26
Sources:  The Wall Street Journal, Reuters
* 91-day T-bill rate. Source: Bloomberg L.P.

--------------------------------------------------------------------------------
                  EV MARATHON SHORT-TERM STRATEGIC INCOME FUND
                              FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------
                                     STATEMENT OF ASSETS AND LIABILITIES
                                              October 31, 1994
ASSETS:
    Investment in Short-Term Income Portfolio (Portfolio), at value (Note 1A)                   $236,461,350
    Receivable for Fund shares sold                                                                   29,431
    Deferred organization expenses (Note 1D)                                                          28,895
                                                                                                ------------
      Total assets                                                                              $236,519,676

LIABILITIES:
    Dividends payable                                                           $2,132,041
    Payable for Fund shares redeemed                                             1,142,793
    Accrued expenses                                                               105,740
                                                                                ----------
      Total liabilities                                                                            3,380,574
                                                                                                ------------
NET ASSETS for 28,132,865 shares of beneficial interest outstanding                             $233,139,102
                                                                                                ============
SOURCES OF NET ASSETS:
    Paid-in capital                                                                             $261,270,342
    Accumulated net realized loss on investment transactions
     (computed on the basis of identified cost)                                                  (13,407,461)
    Unrealized depreciation of investments from Portfolio
     (computed on the basis of identified cost)                                                  (11,539,354)
    Distributions in excess of net investment income                                              (3,184,425)
                                                                                                ------------
      Total net assets                                                                          $233,139,102
                                                                                                ============
NET ASSET VALUE AND REDEMPTION PRICE (NOTE 7) PER SHARE
    ($233,139,102 -:- 28,132,865 shares of beneficial interest)                                     $8.29
                                                                                                    =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------
                                                 STATEMENT OF OPERATIONS
                                               Year Ended October 31, 1994
INVESTMENT INCOME (NOTE 1B):
    Interest income                                                                                     $ 11,120,424
    Interest income allocated from Portfolio                                                              17,513,377
    Expenses allocated from Portfolio                                                                     (1,564,171)
                                                                                                        ------------
        Total investment income                                                                         $ 27,069,630
    Expenses --
      Investment adviser fee (Note 5)                                                 $    658,963
      Administration fee (Note 5)                                                          182,735
      Compensation of Directors not members of the
       Investment Adviser's organization (Note 5)                                            7,797
      Distribution fees (Note 6)                                                         2,930,689
      Custodian fees (Note 5)                                                              139,168
      Transfer and dividend disbursing agent fees                                          290,324
      Printing and postage                                                                 121,091
      Legal and accounting services                                                         80,151
      Registration fees                                                                     29,006
      Amortization of organization expenses (Note 1D)                                       24,195
      Miscellaneous                                                                        166,782
                                                                                      ------------
        Total expenses                                                                                     4,630,901
                                                                                                        ------------
          Net investment income                                                                         $ 22,438,729
                                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss)  (identified cost basis) (including net loss due to foreign currency rate fluctuations of $1,021,764)--
      Investment security transactions                                                $  3,647,055
      Financial futures                                                                    192,256
      Written option transactions                                                        1,366,812
      Foreign currency and forward foreign currency exchange contracts                  (5,400,828)
    Net realized loss from Portfolio (identified cost basis) (including net gain due to foreign currency rate fluctuations of $134,438) --
      Investment security transactions                                                  (8,009,611)
      Financial futures                                                                 (4,990,274)
      Foreign currency and forward foreign currency exchange contracts                 (10,645,867)
                                                                                      ------------
           Net realized loss on investment transactions                                                 $(23,840,457)
      Change in unrealized depreciation of investments                                                   (16,738,089)
                                                                                                        ------------
         Net realized and unrealized loss on investments                                                $(40,578,546)
                                                                                                        ------------
           Net decrease in net assets resulting from operations                                         $(18,139,817)
                                                                                                        ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------
                                  STATEMENTS OF CHANGES IN NET ASSETS
                                                                         Year Ended       Year Ended
                                                                      October 31, 1994  October 31, 1993
                                                                      ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations--
    Net investment income                                               $  22,438,729   $  33,245,421
    Net realized loss on investments                                      (23,840,457)    (41,312,667)
    Change in unrealized (depreciation) appreciation of investments       (16,738,089)     50,268,446
                                                                        --------------  --------------

      Net (decrease) increase in net assets from operations             $ (18,139,817)  $  42,201,200
                                                                        --------------  --------------
Distributions to shareholders (Note 2)--
    From net investment income                                          $ (11,940,608)  $ (29,736,774)
    From tax return of capital                                            (10,103,292)             --
                                                                        --------------  --------------

      Total distributions                                               $ (22,043,900)  $ (29,736,774)
                                                                        --------------  --------------
Transactions in shares of capital stock (Note 3)--
    Proceeds from sales of shares                                       $   5,937,845   $  10,869,320
    Net asset value of shares issued to shareholders in payment of
      distributions declared                                               10,738,599      14,923,919
    Cost of shares redeemed                                              (124,580,918)   (190,283,766)
                                                                        --------------  --------------

      Decrease in net assets from capital stock transactions            $(107,904,474)  $(164,490,527)
                                                                        --------------  --------------

        Net decrease in net assets                                      $(148,088,191)  $(152,026,101)

NET ASSETS:
    At beginning of year                                                  381,227,293     533,253,394
                                                                        --------------  --------------
    At end of year (including distributions in excess of net investment income of $3,184,425 and undistributed net investment income
    of $43,918,231, respectively)                                       $ 233,139,102   $ 381,227,293
                                                                        =============   =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                Year Ended October 31,
                                                --------------------------------------------------------
                                                1994++++          1993             1992           1991
                                                --------        ---------       ---------       --------
NET ASSET VALUE -- Beginning of year            $  9.410        $  9.120        $  9.920        $ 10.000
                                                --------        --------        --------        --------
INCOME FROM OPERATIONS:
  Net investment income                         $  0.645        $  0.239        $  0.816        $  0.786
  Net realized and unrealized
  (loss) gain on investments                      (1.135)          0.683          (0.943)         (0.022)
                                                --------        --------        --------        --------
    Total (loss) income from operations         $ (0.490)       $  0.922        $ (0.127)       $  0.764
                                                --------        --------        --------        --------

LESS DISTRIBUTIONS:
  From net investment income                    $ (0.343)       $ (0.632)       $ (0.673)       $ (0.786)
  From tax return of capital                      (0.290)             --              --              --
  From paid-in capital                                --              --              --          (0.058)
                                                --------        --------        --------        --------
    Total distributions                         $ (0.633)       $ (0.632)       $ (0.673)       $ (0.844)
                                                --------        --------        --------        --------
NET ASSET VALUE -- End of year                  $  8.290        $  9.410        $  9.120        $  9.920
                                                ========        ========        ========        ========
TOTAL RETURN                                      (5.33%)         10.51%          (1.45%)          7.97%
RATIOS/SUPPLEMENTAL DATA (to average
  daily net assets):
    Expenses                                       2.00%*          1.99%           1.95%           2.11%
    Net investment income                          7.24%           7.53%           8.20%           8.24%
PORTFOLIO TURNOVER**                                 55%             55%             56%             20%
NET ASSETS AT END OF PERIOD (000's omitted)    $233,139         $381,227        $533,253        $589,182

   * Includes the Fund's share of Short-Term Income Portfolio's allocated expenses for the period from March 1, 1994, to October 31, 1994.

  ** Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

   + Computed on an annualized basis.

  ++ For the period from the start of operations,  November 26, 1990, to October
     31, 1991.

 +++ The per share amount is not in accord with the net realized and unrealized gain for the period due to the timing of the sales of Fund shares and the amount of per-share realized and unrealized gains and losses at such time.

++++ Per share amounts have been calculated using the monthly average share method which more approximately presents the per share data for the period, since the use of the undistributed method does not accord with the results of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                         NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon Short-Term Strategic Income Fund (the Fund), formerly Eaton Vance Short-Term Global Income Fund, is a non-diversified series of Eaton Vance Investment Fund, Inc. (the Corporation), which was incorporated under Maryland law on October 4, 1990 (as Eaton Vance Short-Term Global Income Fund, Inc.). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On March 1, 1994, the Fund transferred substantially all of its investable assets to the Short-Term Income Portfolio (the Portfolio). The Fund invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at October 31, 1994). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting practices. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued and discount earned, adjusted for amortizationof discount when required for federal income tax purposes.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1994, the Fund, for federal income tax purposes, had a capital loss carryover of $14,102,503, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 1999 ($291,348), October 31, 2000 ($3,750,599), October 31, 2001 ($4,630,516) and October 31, 2002
($5,430,040).

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. DISTRIBUTION COSTS -- For book purposes, commissions paid on the sale of shares and other distribution costs are charged to operations. For tax purposes, commissions paid are charged to paid-in capital (Notes 6 and 10).

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold.

-------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS
The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. The Fund incurred a tax return of capital in the amount of $10,103,292 for the year ended October 31, 1994, primarily due to realized losses on foreign currency and forward foreign currency exchange contracts being classified as ordinary losses for federal income tax purposes. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.
--------------------------------------------------------------------------------

(3) CAPITAL STOCK

At October 31, 1994,  there were one billion shares of $0.0001 par value capital stock authorized. Transactions in capital stock were as follows:
                             Year Ended October 31,
                                                   -------------------------------
                                                         1994             1993
                                                   -------------------------------
Sales                                                   655,615         1,174,404
Issued to shareholders electing to receive payment
    of distributions in capital stock                 1,221,688         1,615,743
Redemptions                                         (14,266,256)      (20,733,797)
                                                    ------------      ------------
    Net decrease                                    (12,388,953)      (17,943,650)
                                                    ============      ============

--------------------------------------------------------------------------------
(4) INVESTMENT TRANSACTIONS
On March 1, 1994, the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio. Increases and decreases in the Fund's investment in the Portfolio for the period from March 1, 1994, to October 31, 1994 aggregated $5,049,104 and $102,164,879, respectively. Purchases and sales of investments, other than short-term obligations, during the period from November 1, 1993, to March 1, 1994, aggregated $188,305,634 and $196,797,543, respectively.

-------------------------------------------------------------------------------
(5) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Prior to March 1, 1994 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance Management (EVM) as its investment adviser. The investment adviser fee was earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee was based upon a percentage of average daily net assets plus a percentage of gross investment income (i.e., income other than gains from the sales of investments). For the period from November 1, 1993, to March 1, 1994, the fee was equivalent to 0.54% (annualized) of the Fund's average net assets for such period and amounted to $658,963. For the period from November 1, 1993 to March 1, 1994, an administration fee, computed at an effective annual rate of 0.15% of average net assets was also paid to EVM for overall administrative services and general office facilities. Such fee amounted to $182,735 for the period. Since March 1, 1994, Eaton Vance has continued to serve as the administrator of the Fund, but currently receives no compensation for these services.

The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company
(IBT), an affiliate of EVM, serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. Certain of the officers and Directors of the Fund and Portfolio are officers and directors/trustees of the above organizations (Note 6).

-------------------------------------------------------------------------------
6) DISTRIBUTION PLAN

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), equal to 1/365th of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no Outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 4.50% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund accrued $2,311,030 to EVD for the year ended October 31, 1994 representing 0.75% (annualized) of average daily net assets. At October 31, 1994, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $17,473,000.

In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms, and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Directors of the Corporation have implemented the Plan by authorizing the Fund

--------------------------------------------------------------------------------
(6) DISTRIBUTION PLAN (CONTINUED)
to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. Provision for service fee payments during the year ended October 31, 1994 amounted to $619,659. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers of the Fund and Directors of the Corporation are officers or directorsof EVD.

--------------------------------------------------------------------------------
(7) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within four years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 3% in the first year of redemption after purchase, declining one-half of one percentage point in the second and third years and one percentage point in the fourth and fifth years. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $1,547,900 of CDSC paid by shareholders for the year ended October 31, 1994.

--------------------------------------------------------------------------------
(8) LINE OF CREDIT
Prior to March 1, 1994, the Fund participated with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consisted of a $20 million committed facility and a $100 million discretionary facility. Interest was charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1C4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Fund did not have anysignificant borrowings or allocated fees during the period from November 1, 1993, to March 1, 1994. Since March 1, 1994, the Portfolio participates in the line of credit agreement (See note 3 to the Portfolio's financial statements.)

-------------------------------------------------------------------------------
(9) FINANCIAL INSTRUMENTS

The Fund regularly traded in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments included written options, forward foreign currency exchange contracts and financial futures contracts and may have involved, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.The notional or contractual amounts of these instruments represent the investment the Fund had in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments for the period from November 1, 1993, to March 1, 1994, was as follows:

WRITTEN OPTION TRANSACTIONS

Transactions in written options for the period from November 1, 1993 to March 1, 1994 were as follows:

                                            Principal Amounts
                                              of Contracts
                                             (000 omitted)          Premiums
                                            -----------------      ----------
Outstanding, beginning of period                $ 25,000           $ 192,256
 Options written:                                      0                   0
 Options exercised:                                    0                   0
 Options expired:
   Canadian Dollars                              (25,000)           (192,256)
                                                --------           ---------
Outstanding, end of period                      $      0           $       0
                                                ========           =========

--------------------------------------------------------------------------------
(10) SUBSEQUENT EVENT

A recent Internal Revenue Service ruling requires that sales commissions paid by the Fund pursuant to its Distribution Plan be expensed for tax purposes (rather than charged to paid-in capital as the Fund has done in the past). The Fund changed its tax accounting practice to conform to the ruling on December 1, 1994. The change will have no effect on the Fund's current yield or total return.

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF EATON VANCE INVESTMENT FUND, INC. AND SHAREHOLDERS OF EV MARATHON SHORT-TERM STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities of EV Marathon Short-Term Strategic Income Fund, a series of Eaton Vance Investment Fund, Inc. as of October 31, 1994, the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the three years in the period ended October 31, 1994, and for the period from the start of operations, November 26, 1990, to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Short-Term Strategic Income Fund, a series of Eaton Vance Investment Fund, Inc., as of October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the three years ended October 31, 1994, and for the period from the start of operations, November 26, 1990, to October 31, 1991, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 15, 1994

---------------------------------------------------------------------------------------------------

                                 SHORT-TERM INCOME PORTFOLIO
                                   PORTFOLIO OF INVESTMENTS
                                       OCTOBER 31, 1994
---------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL       U.S.$ VALUE
---------------------------------------------------------------------------------------------------
                                     BONDS & NOTES --95.8%
---------------------------------------------------------------------------------------------------
ARGENTINA, 10.2%                                                      U.S. Dollars
    Argentina Discount Bond, (Brady), 5.8125%, 3/31/23
      (identified cost, $26,948,500)                                    35,400,000      $24,204,750
                                                                                        -----------
AUSTRALIA, 7.7%                                                 Australian Dollars
    Commonwealth Bank of Australia, 13.75%, 9/21/99                      5,000,000      $ 4,147,322
    Commonwealth Bank of Australia, 11%, 10/16/01                        9,000,000        6,743,712
    State Bank of New South Wales, 9%, 9/17/02                          10,000,000        6,717,363
    State Electricity -- Victoria, 9.25%, 9/18/03                        1,000,000          666,169
                                                                                        -----------
       Total Australia (identified cost, $19,968,579)                                   $18,274,566
                                                                                        -----------
BRAZIL, 6.9%                                                          U.S. Dollars
    Brazil IDU Bond, 6.0625%, 1/1/01                                     8,820,000      $ 7,232,400
    Brazil Eligible Interest Bond, 6.6875%, 4/15/06                      6,000,000        4,050,000
    Brazil Discount Bond, (Brady), 6.6875%, 4/15/24                      7,800,000        5,060,250
                                                                                        -----------
       Total Brazil (identified cost, $16,076,219)                                      $16,342,650
                                                                                        -----------
COSTA RICA, 3.2%                                                      U.S. Dollars
    Costa Rica Interest Series B, (Brady), 5.8125%, 5/21/05              1,536,075      $ 1,305,664
    Costa Rica Principal Series A, (Brady), 6.25%, 5/21/10              10,000,000        6,250,000
                                                                                        -----------
       Total Costa Rica (identified cost, $8,113,334)                                   $ 7,555,664
                                                                                        -----------
CZECH REPUBLIC, 2.7%                                                 Czech Korunas
    CEZ, 14.375%, 1/27/01
      (identified cost, $6,022,084)                                    159,710,000      $ 6,393,511
                                                                                        -----------
DENMARK, 2.5%                                                         Danish Krone
    Denmark Government, 9%, 11/15/00
      (identified cost, $6,155,561)                                     35,000,000      $ 5,969,976
                                                                                        -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

PORTFOLIO OF INVESTMENTS (CONTINUED)

-----------------------------------------------------------------------------------------------
                                                              PRINCIPAL            U.S.$ VALUE
-----------------------------------------------------------------------------------------------
FINLAND, 13.9%                                             Finnish Markka
  Republic of Finland, 11%, 1/15/99                            40,000,000          $  9,115,400
  Finnish Housing Fund, 11%, 3/15/01                           15,000,000             3,378,870
  Finnish Housing Fund, 10.5%, 6/15/01                         82,000,000            18,079,442
  Finnish Housing Fund, 10.75%, 3/15/02                        10,000,000             2,250,420
                                                                                   ------------
    Total Finland (identified cost, $33,294,037)                                   $ 32,824,132
                                                                                   ------------

ICELAND, 2.7%                                            Icelandic Kornur
  Nordic Investment Bank, 6.75%, 11/29/96
   (identified cost, $6,842,285)                              400,000,000          $  6,449,200
                                                                                   ------------
Ireland, 3.4%                                                 Irish Pound
  Irish Government, 9.25%, 7/11/03
    (identified cost, $8,244,835)                               5,000,000          $  8,154,504
                                                                                   ------------
NEW ZEALAND, 13.9%                                    New Zealand Dollars
  Abbey National, 0%, 10/4/96                                   6,900,000          $  3,573,617
  New Zealand Government, 8%, 7/15/98                          24,000,000            14,339,720
  New Zealand Government, 10%, 3/15/02                         23,000,000            14,853,788
                                                                                   ------------
    Total New Zealand (identified cost, $32,101,740)                               $ 32,767,125
                                                                                   ------------
PHILIPPINES, 5.5%                                            U.S. Dollars
  Philippine Par Bond, (Brady), 5.25%, 12/1/17                  5,000,000          $  3,093,750
  Morgan Guaranty Trust Philippine Peso --
    Linked Certificate of Deposit, 0%, 12/29/94                 3,000,000             3,105,117
  Morgan Guaranty Trust Philippine Peso --
    Linked Certificate of Deposit, 0%, 1/30/95                  7,000,000             6,840,568
                                                                                   ------------
      Total Philippines (identified cost, $13,052,649)                             $ 13,039,435
                                                                                   ------------
THAILAND, 4.4%                                              Thailand Baht
  Finance One Certificate of Deposit, 0%, 2/1/95               50,000,000          $  1,955,600
  Deutsche Bank Certificate of Deposit, 8.75%, 9/19/96         60,000,000             2,402,820
  ABN -- Amro Bank Hong Kong -- Certificate of Deposit,
    9/1%, 8/5/97                                              150,000,000             6,003,450
                                                                                   ------------
    Total Thailand (identified cost, $10,347,639)                                  $ 10,361,870
                                                                                   ------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


-----------------------------------------------------------------------------------------------
                                                              PRINCIPAL            U.S.$ VALUE
-----------------------------------------------------------------------------------------------
UNITED STATES, 18.8%
  CORPORATE BONDS & NOTES, 7.8%
    ACME Metals Inc, Sr. Sec. Notes, 12.5%, 8/1/02              500,000            $    500,000
    Agricultural Minerals & Chemicals, Sr. Notes,
      10.75%, 9/30/03                                         1,000,000               1,020,000
    American Restaurant Group, Sr. Sec. Notes, 12%, 9/15/98   1,000,000                 950,000
    Anchor Glass, Sr. Notes, 9.875%, 12/15/08                 1,000,000                 910,000
    Applied Extrusion, Sr. Notes, 11.5%, 4/1/02               1,000,000               1,010,000
    Cablevision Industries, Debs., 9.25%, 4/1/08              1,000,000                 890,000
    Dayton Hudson Medium Term Note, 9.5%, 6/10/15               665,000                 707,961
    Dayton Hudson Medium Term Note, 9.52%, 6/10/15              350,000                 373,326
    Dayton Hudson Medium Term Note, 9.35%, 6/16/20              600,000                 642,632
    Corporate Express Inc., Sr. Sub. Notes, 9.125%, 3/15/04     500,000                 460,000
    Flagstar Corp., Sr. Sub. Debs., 11.25%, 11/1/04           1,000,000                 850,000
    General Electric Capital Corp., 8.625%, 6/15/08             250,000                 257,398
    General Electric Capital Corp., 8.30%, 9/20/09            2,000,000               2,064,140
    ITT Corp., 8.5%, 10/15/01                                   500,000                 503,085
    ITT Corp., 8.55%, 6/15/09                                   270,000                 278,620
    Jorgensen Earle, Sr. Notes, 10.75%, 3/1/00                1,000,000               1,000,000
    Moran Transportation, 1st Mortgage Bond,
      11.75%, 7/15/04                                         1,000,000               1,010,000
    NL Industries Inc., Sr. Sec. Disc. Notes,
      13% (0% until 10/15/98), 10/15/05                       1,000,000                 620,000
    Purina Mills, Sr. Sub. Notes, 10.25%, 9/1/03              1,000,000                 970,000
    Stone Container Corp., Sr. Sub. Debs.,
      10.75%, 10/1/02                                           500,000                 492,500
    Waters Corporation, Sr. Sub. Notes, 12/75%, 9/30/04       1,000,000               1,010,000
    Weirton Steel Corp., Sr. Notes, 10.875%, 10/15/99         1,000,000               1,012,500
    Westpoint Stevens, Sr. Sub. Notes, 9.375%, 12/15/05       1,000,000                 893,750
                                                                                   ------------
      Total United States Corporate Bonds & Notes
        (identified cost, $18,638,699)                                             $ 18,425,912
                                                                                   ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

PORTFOLIO OF INVESTMENTS (CONTINUED)

-----------------------------------------------------------------------------------------------
                                                              PRINCIPAL            U.S.$ VALUE
-----------------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS, 9.4%
  Federal Home Loan Mortgage Corp. Participation Certificates:
    4.75%, with various maturities to 2003                     297,818             $    286,513
    5.5%, with various maturities to 2019                      440,010                  420,505
    7.75%, with maturity at 2008                               325,912                  319,148
    12.5%, with various maturities to 2013                     846,179                  941,330
    12.75%, with maturity at 2013                              246,797                  274,504
    13.25%, with various maturities to 2013                    399,342                  446,957
    13.5%, with maturity at 2019                               881,344                1,002,419
    14%, with various maturities to 2014                     3,003,600                3,436,008
    14.5%, with maturity at 2010                               156,580                  180,394
                                                                                   ------------
                                                                                   $  7,307,778
                                                                                   ------------
  Federal National Mortgage Association
  Mortgage-Backed Securities:
    4.75%, with maturity at 1999                               226,001             $    215,706
    5%, with maturity at 2003                                  308,598                  289,423
    5.5%, with various maturities to 2012                      379,231                  363,590
    12.75%, with maturity at 2014                              283,416                  319,111
    13%, with various maturities to 2015                     2,309,967                2,588,536
    13.25%, with maturity at 2014                              310,685                  351,335
    13.5%, with various maturities to 2015                   1,896,080                2,145,240
    14.75%, with various maturities to 2012                  4,303,974                5,048,653
                                                                                   ------------
                                                                                   $ 11,321,594
                                                                                   ------------
  Government National Mortgage Association:
    6.5%, with various maturities to 2002                    2,100,081             $  2,009,157
    8.25%, with maturity at 2008                               677,545                  686,045
    13.5%, with various maturities at 2014                     798,000                  916,814
                                                                                   ------------
                                                                                   $  3,612,016
                                                                                   ------------
       Total Mortgage Pass-Throughs                                                $ 22,241,388
                                                                                   ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


-----------------------------------------------------------------------------------------------
                                                              PRINCIPAL            U.S.$ VALUE
-----------------------------------------------------------------------------------------------
  UNITED STATES TREASURY BOND, 1.6%
    U.S. Treasury Bond, 11.75%, 2/15/01+
      (identified cost, $3,862,188)                            3,000,000           $  3,621,738
                                                                                   ------------
      Total United States (identified cost, $44,973,069)                           $ 44,289,038
                                                                                   ------------
  TOTAL BONDS & NOTES (IDENTIFIED COST, $232,140,531)                              $226,626,421
                                                                                   ------------

-----------------------------------------------------------------------------------------------
                                     OPTIONS PURCHASED BY FUND -- 0.1%
-----------------------------------------------------------------------------------------------
OPTION TO DELIVER/RECEIVE, STRIKE PRICE, EXPIRATION MONTH:
                                 Swedish Krona
  Swedish Government Bond, 10.25%, 5/05/03/SEK,
    92.094, November 1994 (premium paid $292,982)            100,000,000           $      8,036
                                                                                   ------------

-----------------------------------------------------------------------------------------------
                                     SHORT-TERM OBLIGATIONS -- 2.8%
-----------------------------------------------------------------------------------------------
Banque National De Paris, Euro Time-Deposit
Cayman Islands, 4.75%, 11/1/94                                 5,600,000           $  5,600,000

Postipanki -- N.Y., Cayman Time Deposit, 4.75%, 11/1/94        1,000,000              1,000,000

Salomon Brothers Inc. Repurchase Agreement, 4.75%,
  dated 10/31/94, 11/01/94                                        90,000                 90,000
                                                                                   ------------
  Total Short-Term Obligations, at amortized cost                                  $  6,690,000
                                                                                   ------------
Total Investments (identified cost, $239,123,513), 98.7%                           $233,324,457

OTHER ASSETS, LESS LIABILITIES, 1.3%                                                  3,144,309
                                                                                   ------------
NET ASSETS, 100%                                                                   $236,468,766
                                                                                   ============

+ Security pledged as collateral on financial futures contracts.
  SEK -- Swedish Krona

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1994
ASSETS:
    Investments, at value (Note 1A) (identified cost, $239,123,513)                                          $   233,324,457
    Cash                                                                                                                 395
    Foreign currency, at value (cost, $2,046,864)                                                                  2,081,276
    Receivable for investments sold                                                                                7,610,593
    Interest receivable                                                                                            6,649,563
    Deferred organization expenses (Note 1J)                                                                          20,392
                                                                                                             ---------------
      Total assets                                                                                           $   249,686,676

LIABILITIES:
    Payable for investments purchased                                         $    6,859,384
    Payable for forward foreign currency exchange contracts                        6,272,443
    Payable for daily variation margin on financial futures contracts                 45,153
    Accrued expenses                                                                  40,930
                                                                              --------------
      Total liabilities                                                                                           13,217,910
                                                                                                             ---------------
NET ASSETS applicable to investors' interest in Portfolio                                                    $   236,468,766
                                                                                                             ===============
SOURCES OF NET ASSETS:
    Net proceeds from capital contributions and withdrawals                                                  $   248,008,101
    Unrealized depreciation of investments (computed on the basis of
      identified cost)                                                                                           (11,539,335)
                                                                                                             ---------------
       Total                                                                                                 $   236,468,766
                                                                                                             ===============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


--------------------------------------------------------------------------------------------------------------
                                            STATEMENT OF OPERATIONS
               For the period from the start of business, March 1, 1994, to October 31, 1994
INVESTMENT INCOME (NOTE 1B):
  Interest income --                                                                           $    17,513,766
  Expenses --
    Investment adviser fee (Note 2)                                     $   1,004,670
    Administration fee (Note 2)                                               284,828
    Compensation of Directors not members of the
      Investment Adviser's organization (Note 2)                                4,895
    Custodian fee (Note 2)                                                    191,871
    Legal and accounting services                                              49,964
    Registration costs                                                          1,265
    Amortization of organization expenses (Note 1J)                             3,161
    Miscellaneous                                                              23,552
                                                                        -------------
      Total expenses                                                                                 1,564,206
                                                                                               ---------------
        Net investment income                                                                  $    15,949,560
                                                                                               ---------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Net realized loss (identified cost basis) (including net gain due to foreign currency rate fluctuations of $134,438) --
    Investment transactions                                             $  (8,009,774)
    Financial futures                                                      (4,990,449)
    Foreign currency and forward foreign currency exchange contracts      (10,646,036)
                                                                        -------------
      Net realized loss on investments                                                         $   (23,646,259)
    Unrealized depreciation of investments                                                          (7,159,575)
                                                                                               ---------------
          Net realized and unrealized loss of investments                                      $   (30,805,834)
                                                                                               ---------------
            Net decrease in net assets resulting from operations                               $   (14,856,274)
                                                                                               ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

FINANCIAL STATEMENTS (CONTINUED)

-----------------------------------------------------------------------------------------------
                             STATEMENT OF CHANGES IN NET ASSETS
           For the period from the start of business,  March 1, 1994, to October 31, 1994
 INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                                        $   15,949,560
    Net realized loss on investments                                                (23,646,259)
    Unrealized depreciation of investments                                           (7,159,575)
                                                                                 --------------
      Net decrease in net assets resulting from operations                       $  (14,856,274)
                                                                                 --------------
  Capital transactions --
    Contributions                                                                $  353,394,561
    Withdrawals                                                                    (102,169,541)
                                                                                 --------------
      Increase in net assets resulting from capital transactions                 $  251,225,020
                                                                                 --------------
        Total increase in net assets                                             $  236,368,746

NET ASSETS:
  At beginning of period                                                                100,020
                                                                                 --------------
  At end of period                                                               $  236,468,766
                                                                                 ==============

-----------------------------------------------------------------------------------------------
                                      SUPPLEMENTARY DATA
          For the period from the start of business, March 1, 1994, to October 31, 1994

RATIOS (as a percentage of average net assets)
  Expenses                                                                               0.82%+
  Net investment income                                                                  8.41%+
PORTFOLIO TURNOVER                                                                         71%


+ Computed on an annualized basis



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1) SIGNIFICANT ACCOUNTING POLICIES

Short-Term Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Investment operations began on March 1, 1994, with the acquisition of net assets of $348,433,258 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Debt securities (other than mortgage-backed, "pass-through," securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, "pass through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement price. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

C. GAINS AND LOSSES FROM SECURITY TRANSACTIONS -- For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Fund is subject to special tax rules that may affect the amount, timing, and character of gains recognized on certain of the Portfolio's investments. The Portfolio has elected, under Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving domestic options and domestic financial futures contracts in determining recognized gains and losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains and losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

D. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract.

--------------------------------------------------------------------------------
Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F. FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains and losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

G. WRITTEN OPTIONS -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as a writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

H. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I. REVERSE REPURCHASE AGREEMENTS -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund redemptions, or for use as hedging instruments where the underlying security is foreign denominated. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the statement of assets and liabilities at the same time at which cash is received by the Fund. The securities underlying such agreements continue to be treated as owned by the Fund and remain in the Portfolio of investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

--------------------------------------------------------------------------------
J. DEFERRED ORGANIZATION EXPENSE -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

K. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold.

--------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross investment income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the period from the start of business, March 1, 1994, to October 31, 1994, the fee was equivalent to0.49% (annualized) of the Portfolio's average net assets for such period and amounted to $1,004,670. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $284,828 for the period from the start of business, March 1, 1994, to October 31, 1994.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company
(IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain of the officers of the Portfolio and Directors of the Corporation are officers and directors/trustees of the above organizations.

--------------------------------------------------------------------------------
(3) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR or EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period from March 1, 1994, to October 31, 1994.

--------------------------------------------------------------------------------
(4) INVESTMENTS

The Portfolio invests primarily in foreign debt securities and U.S. Government securities, the aggregate of which have a dollar weighted average maturity of not more than three years. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. Purchases and sales of investments, other than short- term obligations, for the period from the start of business, March 1, 1994, to October 31, 1994, were as follows:

          Purchases --
            Investments (non-U.S. Government)         $186,217,365
            U.S. Government Securities                     --
                                                      ------------
                                                      $186,217,365
                                                      ============
          Sales --
            Investments (non-U.S. Government)         $215,246,119
            U.S. Government Securities                  30,195,867
                                                      ------------
                                                      $245,441,986
                                                      ============

--------------------------------------------------------------------------------
(5) FINANCIAL INSTRUMENTS

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 1994 is as follows:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sales
----
                                                                              In Exchange            Net Unrealized
Settlement                                                                   For (in U.S.              Appreciation
Date                      Deliver                                                 Dollars)            (Depreciation)
--------------            ------------------------------                  ---------------          ----------------
11/14/94-2/22/95          Belgian Franc    1,667,765,401                  $    48,538,463          $     (5,249,752)
11/03/94                  Deutsche Mark        8,200,456                        5,203,698                  (233,405)
11/30/94-1/11/95          Finnish Markka     122,453,197                       24,585,183                (1,890,521)
6/15/95                   Japanese Yen     1,500,000,000                       14,943,216                  (849,578)
                                                                          ---------------          ----------------
                                                                          $    93,270,560          $     (8,223,256)
                                                                          ===============          ================

--------------------------------------------------------------------------------
 (5) FINANCIAL INSTRUMENTS (CONTINUED)

Purchases
---------
                                                                                Deliver           Net Unrealized
Settlement                                                                   (in United             Appreciation
Date                       In Exchange for                               States Dollars)           (Depreciation)
-------------------        -----------------------------------         ----------------          --------------
12/8/94-12/21/94           Australian Dollar        14,364,306          $    10,608,752           $       34,039
11/30/94-12/29/94          Canadian Dollar          26,439,186               19,185,278                  364,334
11/3/94-1/23/95            Deutsche Mark            18,321,265               12,209,152                  (54,837)
2/6/95-3/13/95             Indonesian Rupiah    37,000,000,000               16,365,499                  284,794
1/20/95                    Indian Rupee            252,200,000                8,000,000                   23,236
11/15/94-11/30/94          Italian Lira         26,578,254,451               16,294,212                  898,737
1/30/95                    Japanese Yen            324,000,000                3,367,108                     (781)
3/6/95                     Singapore Dollar         13,300,000                8,886,810                  211,811
11/14/94-12/28/94          Thai Baht               550,000,000               21,811,572                  189,480
                                                                        ---------------           --------------
                                                                        $   116,728,383           $    1,950,813
                                                                        ===============           ==============

Futures Contracts
                                                                                                  Net Unrealized
                                                                                                    Appreciation
Expiration Date            Contracts                                   Position                    (Depreciation)
-------------------        -----------------------------------         ----------                 --------------
12/94                      50 U.S. 30 year Bond Futures                 Short                     $      201,562
12/94                      40 U.S. 10 year Bond Futures                 Short                             86,250
12/94                      390 U.S. 5 year Bond Futures                 Short                            833,407
12/94                      300 Canadian 10 year Bond Futures            Long                            (418,954)
12/94                      90 Australian 10 year Bond Futures           Long                            (159,713)
12/94                      45 10 year Oat Bond Futures                  Short                             23,836
                                                                                                  --------------
                                                                                                  $      566,388
                                                                                                  ==============

At October 31, 1994, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

WRITTEN OPTION TRANSACTIONS

--------------------------------------------------------------------------------
(6) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned at October 31, 1994, as computed on a federal income tax basis, were as follows:

Aggregate cost                            $   238,409,103
                                          ===============
Gross unrealized depreciation             $     9,511,403
Gross unrealized appreciation                   4,426,757
                                          ---------------
Net unrealized depreciation               $     5,084,646
                                          ===============

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

TO THE TRUSTEES AND INVESTORS OF SHORT-TERM INCOME PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Short-Term Income Portfolio, including the portfolio of investments, as of October 31, 1994, the related statements of operations, changes in net assets and supplementary data for the period from March 1, 1994 (start of business) to October 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Short-Term Income Portfolio as of October 31, 1994, the results of its operations, changes in its net assets and the supplementary data for the period from March 1, 1994 (start of business) to October 31, 1994, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 15, 1994

                       EV MARATHON STRATEGIC INCOME FUND
                              FINANCIAL STATEMENTS

                      STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 1995
                                  (Unaudited)

ASSETS:
  Investment in Strategic Income Portfolio (Portfolio),
    at value (Note 1A)                                                          $176,195,390
  Receivable for Fund shares sold                                                     33,741
  Deferred organization expenses (Note 1D)                                            16,864
                                                                                ------------
    Total assets                                                                $176,245,995

LIABILITIES:
  Dividends payable                                                $  812,803
  Payable for Fund shares redeemed                                  1,474,391
  Payable to affiliates --
    Directors' fees                                                       270
    Custodian fees                                                        720
  Accrued expenses                                                    167,301
                                                                   ----------
    Total liabilities                                                              2,455,485
                                                                                ------------
NET ASSETS for 21,234,604 shares of capital stock outstanding                   $173,790,510
                                                                                ============

SOURCES OF NET ASSETS:
  Paid-in capital                                                               $205,291,713
  Accumulated net realized loss on investment transactions
    (computed on the basis of identified cost)                                   (27,336,818)
  Unrealized depreciation of investments from Portfolio
    (computed on the basis of identified cost)                                      (203,101)
  Distributions in excess of net investment income                               ( 3,961,284)
                                                                                ------------
    Total net assets                                                            $173,790,510
                                                                                ============
NET ASSET VALUE AND REDEMPTION PRICE (NOTE 7) PER SHARE
  ($173,790,510 / 21,234,604 shares of capital stock)                               $8.18
                                                                                ============

   THE ACCOMPANYING NOTES ARE AN INTERGRAL PART OF THESE FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS
                        Six Months Ended April 30, 1995
                                  (Unaudited)

INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                                                                     $  9,638,302
  Expenses allocated from Portfolio                                                                                (805,806)
                                                                                                               ------------
      Total investment income                                                                                  $  8,832,496
  Expenses --
    Compensation of Directors not members of the
      Administrator's organization (Note 5)                                                   $     1,602
    Distribution fees (Note 6)                                                                    952,557
  Custodian fees (Note 5)                                                                           8,938
  Transfer and dividend disbursing agent fees                                                      94,719
  Printing and postage                                                                             42,874
  Legal and accounting services                                                                    18,131
  Registration fees                                                                                 8,830
  State taxes                                                                                     135,678
  Amortization of organization expenses (Note 1D)                                                  12,031
  Miscellaneous                                                                                    77,909
                                                                                              -----------
    Total expenses                                                                                                1,353,269
                                                                                                               ------------
      Net investment income                                                                                    $  7,479,227
                                                                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from Portfolio (identified cost basis) (including net gain due to foreign currency rate fluctuations of $850,410) --
      Investment transactions                                                                 $(9,077,744)
      Financial futures                                                                           165,928
      Foreign currency and forward foreign currency exchange contracts                         (5,017,541)
                                                                                              -----------
          Net realized loss on investment transactions                                                         $(13,929,357)
      Change in unrealized appreciation of investments                                                           11,336,253
                                                                                                               ------------
        Net realized and unrealized loss on investments                                                        $ (2,593,104)
                                                                                                               ------------
          Net increase in net assets resulting from operations                                                 $  4,886,123
                                                                                                               ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           Six Months Ended
                                                                                            April 30, 1995      Year Ended
                                                                                              (Unaudited)    October 31, 1994
                                                                                           ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                                                    $  7,479,227     $  22,438,729
    Net realized loss on investments                                                          (13,929,357)      (23,840,457)
    Change in unrealized appreciation (depreciation) of investments                            11,336,253       (16,738,089)
                                                                                             ------------     -------------
      Net increase (decrease) in net assets from operations                                  $  4,886,123     $ (18,139,817)
                                                                                             ------------     -------------

Distributions to shareholders (Note 2) --
  From net investment income                                                                 $ (7,479,227)    $ (11,940,608)
  In excess of net investment income                                                             (848,057)               --
  From tax return of capital                                                                           --       (10,103,292)
                                                                                             ------------     -------------
    Total distributions                                                                      $ (8,327,284)    $ (22,043,900)
                                                                                             ------------     -------------

Transactions in shares of capital stock (Note 3) --
  Proceeds from sales of shares                                                              $  2,381,544     $   5,937,845
  Net asset value of shares issued to shareholders in payment of
    distributions declared                                                                      4,204,297        10,738,599
  Cost of shares redeemed                                                                     (62,493,272)     (124,580,918)
                                                                                             ------------     -------------
    Decrease in net assets from capital stock transactions                                   $(55,907,431)    $(107,904,474)
                                                                                             ------------     -------------
      Net decrease in net assets                                                             $(59,348,592)    $(148,088,191)

NET ASSETS:
  At beginning of period                                                                      233,139,102       381,227,293
                                                                                             ------------     -------------
  At end of period (including distributions in excess of net investment
    income of $3,961,284 and $3,184,425, respectively)                                       $173,790,510     $ 233,139,102
                                                                                             ============     =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                              FINANCIAL HIGHLIGHTS

                                                 Six Months Ended                     Year Ended October 31,
                                                  April 30, 1995    ---------------------------------------------------------
                                                    (Unaudited)     1994(++++)         1993            1992          1991(++)
                                                 ----------------   ----------       --------        --------        --------
NET ASSET VALUE -- Beginning of period               $  8.290        $  9.410        $  9.120        $  9.920        $ 10.000
                                                     --------        --------        --------        --------        --------
INCOME FROM OPERATIONS:
  Net investment income                              $  0.265        $  0.645        $  0.239        $  0.816        $  0.786
  Net realized and unrealized gain (loss) on
    investments                                        (0.036)         (1.135)          0.683          (0.943)         (0.022)(+++)
                                                     --------        --------        --------        --------        --------
    Total income (loss) from operations              $  0.229        $ (0.490)       $  0.922        $ (0.127)       $  0.764
                                                     --------        --------        --------        --------        --------
LESS DISTRIBUTIONS:
  From net investment income                         $ (0.265)       $ (0.343)       $ (0.632)       $ (0.673)       $ (0.786)
  In excess of net investment income                   (0.074)             --              --              --              --
  From tax return of capital                               --          (0.290)             --              --              --
  From paid-in capital                                     --              --              --              --          (0.058)
                                                     --------        --------        --------        --------        --------
    Total distributions                              $ (0.339)       $ (0.633)       $ (0.632)       $ (0.673)       $ (0.844)
                                                     --------        --------        --------        --------        --------
NET ASSET VALUE -- End of period                     $  8.180        $  8.290        $  9.410        $  9.120        $  9.920
                                                     ========        ========        ========        ========        ========
TOTAL RETURN*                                           3.00%          (5.33%)         10.51%          (1.45%)          7.97%
RATIOS/SUPPLEMENTAL DATA
  (as a percentage of average daily net
  assets):
    Expenses**                                          2.20%(+)        2.00%           1.99%           1.95%           2.11%(+)
    Net investment income                               7.63%(+)        7.24%           7.53%           8.20%           8.24%(+)
PORTFOLIO TURNOVER***                                      --             55%             55%             56%             20%
NET ASSETS AT END OF PERIOD (000'S OMITTED)          $173,791        $233,139        $381,227        $533,253        $589,182

* Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

** Includes the Fund's share of Strategic Income Portfolio's allocated expenses for the six months ended April 30, 1995, and for the period from March 1, 1994, to October 31, 1994.

*** Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

(+)     Computed on an annualized basis.

(++) For the period from the start of operations, November 26, 1990, to October 31, 1991.

(+++) The per share amount is not in accord with the net realized and unrealized gain for the period due to the timing of the sales of Fund shares and the amount of per-share realized and unrealized gains and losses at such time.

(++++) Per share amounts have been calculated using the monthly average share method which more approximately presents the per share data for the period, since the use of the undistributed method does not accord with the results of operations.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

(1) SIGNIFICANT ACCOUNTING POLICIES

EV Marathon Strategic Income Fund (the Fund), formerly Eaton Vance Short-Term Global Income Fund, is a non-diversified series of Eaton Vance Investment Fund, Inc. (the Corporation), which was incorporated under Maryland law on October 4, 1990 (as Eaton Vance Short-Term Global Income Fund, Inc.). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Strategic Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.99% at April 30, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1994, the Fund, for federal income tax purposes, had a capital loss carryover of $14,102,503, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 1999 ($291,348), October 31, 2000 ($3,750,599), October 31, 2001 ($4,630,516) and
October 31, 2002 ($5,430,040).

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. DISTRIBUTION COSTS -- For book purposes, commissions paid on the sale of shares and other distribution costs are charged to operations. For tax purposes, commissions paid were charged to paid-in capital prior to December 1, 1994, and subsequently charged to operations. The change in the tax accounting practice was prompted by a recent Internal Revenue Service ruling and has no effect on either the Fund's current yield or total return (Note 6).

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold.

G. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to April 30, 1995 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2) DISTRIBUTIONS TO SHAREHOLDERS

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the six months ended April 30, 1995, $71,198 was reclassified from distributions in excess of net investment income to paid-in capital, due to the differences between book and tax accounting for distribution fees being considered as permanent differences. Net investment income, net realized gains and net assets were not affected by this reclassification.

(3) CAPITAL STOCK

At April 30, 1995, there were one billion shares of $0.0001 par value capital stock authorized. Transactions in capital stock were as follows:

                                                                      Six Months Ended
                                                                       April 30, 1995             Year Ended
                                                                         (Unaudited)           October 31, 1994
                                                                      ----------------         ----------------
      Sales                                                                 290,704                  655,615
      Issued to shareholders electing to receive payment of
        distributions in capital stock                                      517,314                1,221,688
      Redemptions                                                        (7,706,279)             (14,266,256)
                                                                         ----------              -----------
          Net decrease                                                   (6,898,261)             (12,388,953)
                                                                         ==========              ===========

(4) INVESTMENT TRANSACTIONS

Increases and decreases in the Fund's investment in the Portfolio for the six months ended April 30, 1995 aggregated $3,898,158 and $70,403,508, respectively.

(5) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Directors of the Fund and the Portfolio who are not members of EVM's organization, officers and Directors receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. Certain of the officers and Directors of the Fund and Portfolio are officers and directors/trustees of the above organizations (Note 6).

(6) DISTRIBUTION PLAN

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), equal to 1/365th of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no Outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 4.50% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund accrued $736,513 as payable to EVD for the six months ended April 30, 1995 representing 0.75% (annualized) of average daily net assets. At April 30, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $17,075,000.

In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms, and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Directors of the Corporation have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. The Fund paid or accrued service fees to or payable to EVD for the six months ended April 30, 1995 in the amount of $216,044. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers of the Fund and Directors of the Corporation are officers or directors of EVD.

(7) CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within four years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 3% in the first year of redemption after purchase, declining one-half of one percentage point in the second and third years and one percentage point in the fourth and fifth years. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $468,000 of CDSC paid by shareholders for the six months ended April 30, 1995.

                           STRATEGIC INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 APRIL 30, 1995

                                                                          PRINCIPAL             U.S. $ VALUE
------------------------------------------------------------------------------------------------------------
                             BONDS & NOTES -- 94.3%
------------------------------------------------------------------------------------------------------------
ARGENTINA, 11.4%                                                    Argentine Pesos
  Argentina Pre-1 BOCON, 3.94%, 4/1/01                                    2,000,000             $  1,020,000
                                                                       U.S. Dollars
  Argentina Pre-2 BOCON, 6.1603%, 4/1/01                                  7,000,000                4,847,500
  Argentina Pre-2 BOCON, 6.1603%, 4/1/07                                  1,000,000                  495,000
  Argentina Discount (Brady), 7.125%, 3/31/23                            15,400,000                8,989,750
  Argentina FRB Bond (Brady), 7.3125%, 3/31/05                            8,000,000                4,755,000
                                                                                                ------------
    Total Argentina (identified cost, $19,422,000)                                              $ 20,107,250
                                                                                                ------------

AUSTRALIA, 3.2%                                                  Australian Dollars
  Commonwealth Bank of Australia, 11%, 10/16/01                           2,000,000             $  1,537,020
  State Bank of New South Wales, 9%, 9/17/02                              5,000,000                3,458,665
  Treasury Corp. -- Victoria, 9.25%, 9/18/03                              1,000,000                  686,974
                                                                                                ------------
    Total Australia (identified cost, $6,042,783)                                               $  5,682,659
                                                                                                ------------

BRAZIL, 7.3%                                                           U.S. Dollars
  Brazil Eligible Interest Bond (Brady), 7.25%, 4/15/06                   2,694,000             $  1,449,709
  Brazil Discount Bond (Brady), 7.25%, 4/15/24                           20,800,000               11,362,000
                                                                                                ------------
    Total Brazil (identified cost, $13,084,572)                                                 $ 12,811,709
                                                                                                ------------

COSTA RICA, 2.6%                                                       U.S. Dollars
  Costa Rica Interest Series B (Brady), 7.0625%, 5/21/05                  1,531,870             $  1,128,478
  Costa Rica Principal Series A (Brady), 6.25%, 5/21/10                   7,000,000                3,418,331
                                                                                                ------------
    Total Costa Rica (identified cost, $6,069,749)                                              $  4,546,809
                                                                                                ------------

CZECH REPUBLIC, 3.8%                                                  Czech Korunas
  CEZ, 14.375%, 1/27/01 (identified cost, $6,022,084)                   159,710,000             $  6,658,455
                                                                                                ------------

DENMARK, 4.5%                                                          Danish Krone
  Denmark Government, 8%, 5/15/03                                        28,000,000             $  4,974,260
  Denmark Government, 8%, 3/15/06                                        17,200,000                2,998,692
                                                                                                ------------
    Total Denmark (identified cost, $7,690,173)                                                 $  7,972,952
                                                                                                ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                                                          PRINCIPAL             U.S. $ VALUE
------------------------------------------------------------------------------------------------------------
FINLAND, 8.2%                                                        Finnish Markka
  Republic of Finland, 9.5%, 3/15/04 (identified cost,
    $12,083,718)                                                         60,000,000             $ 14,431,847
                                                                                                ------------

ICELAND, 2.4%                                                      Icelandic Kornur
  Nordic Investment Bank, 6.75%, 11/29/96 (identified
    cost, $4,276,428)                                                   250,000,000             $  4,237,250
                                                                                                ------------

IRELAND, 2.8%                                                           Irish Pound
  Irish Government, 9.25%, 7/11/03 (identified cost,
    $4,929,755)                                                           3,000,000             $  5,009,301
                                                                                                ------------

NEW ZEALAND, 12.2%                                              New Zealand Dollars
  Abbey National, 0%, 10/4/96                                             6,900,000             $  4,115,571
  New Zealand Government, 8%, 11/15/06                                   14,550,000                9,860,567
  New Zealand Government, 10%, 3/15/02                                   10,000,000                7,515,828
                                                                                                ------------
    Total New Zealand (identified cost, $19,297,769)                                            $ 21,491,966
                                                                                                ------------

POLAND, 3.7%                                                           Polish Zloty
  Polish Government T-Bill, 0%, 7/20/95                                   4,000,000             $  1,600,557
  Polish Government T-Bill, 0%, 7/26/95                                   3,000,000                1,185,760
                                                                       U.S. Dollars
  Poland-PDI (Brady), 3.25%, 10/27/14                                     7,500,000                3,543,750
                                                                                                ------------
    Total Poland (identified cost, $5,895,556)                                                  $  6,330,067
                                                                                                ------------

THAILAND, 4.8%                                                            Thai Baht
  Deutsche Bank Certificate of Deposit, 8.75%,
    9/19/96                                                              60,000,000             $  2,434,860
  ABN-Amro Bank Hong Kong -- Certificate of Deposit,
    9.1%, 8/5/97                                                        150,000,000                6,083,550
                                                                                                ------------
    Total Thailand (identified cost, $8,399,597)                                                $  8,518,410
                                                                                                ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                                                          PRINCIPAL             U.S. $ VALUE
------------------------------------------------------------------------------------------------------------
UNITED STATES, 27.4%
  CORPORATE BONDS & NOTES, 13.8%
    ACME Metals Inc., Sr. Sec. Notes, 12.5%, 8/1/02                         500,000             $    515,000
    Agricultural Minerals & Chemicals, Sr. Notes, 10.75%, 9/30/03         1,000,000                1,037,500
    American General Finance, 8.125%, 8/15/09                             1,000,000                1,043,860
    American Restaurant Group, Sr. Sec. Notes, 12%, 9/15/98               1,000,000                  910,000
    Applied Extrusion, Sr. Notes, 11.5%, 4/1/02                           1,000,000                1,045,000
    Cablevision Industries, Debs., 10.75%, 1/30/02                        1,000,000                1,065,000
    Dade International Inc., 13%, 2/01/05                                 1,000,000                1,045,000
    Dayton Hudson Medium Term Note, 9.5%, 6/10/15                           665,000                  765,916
    Dayton Hudson Medium Term Note, 9.52%, 6/10/15                          350,000                  403,768
    Dayton Hudson Medium Term Note, 9.35%, 6/16/20                          600,000                  685,148
    Corporate Express Inc., Sr. Sub. Notes, 9.125%, 3/15/04                 500,000                  475,000
    Flagstar Corp., Sr. Sub. Debs., 11.25%, 11/1/04                       1,000,000                  815,000
    General Electric Capital Corp., 8.625%, 6/15/08                         250,000                  270,753
    General Electric Capital Corp., 8.30%, 9/20/09                        2,000,000                2,172,980
    General Motors Acceptance Corp., 8.75%, 7/15/05                         250,000                  264,393
    ITT Corp., 8.5%, 10/15/01                                               750,000                  778,103
    ITT Corp., 8.55%, 6/15/09                                               270,000                  290,958
    Jorgensen Earle, Sr. Notes, 10.75%, 3/1/00                            1,000,000                  967,500
    Moran Transportation, 1st Mortgage Bonds, 11.75%, 7/15/04             1,000,000                  960,000
    NL Industries Inc., Sr. Sec. Disc. Notes,13% (0% until
      10/15/98), 10/15/05                                                 1,000,000                  705,000
    Purina Mills, Sr. Sub. Notes, 10.25%, 9/1/03                          1,000,000                1,005,000
    Roadmaster Industries Inc., Sr. Sub. Notes, 11.75%, 7/15/02           1,000,000                  962,500
    SD Warren Co., 12%, 12/15/04                                          1,000,000                1,080,000
    Stone Container Corp., Sr. Sub. Debs., 10.75%, 10/1/02                1,000,000                1,055,000
    TRW Inc., Medium Term Note, 9.35%, 6/4/20                             1,900,000                2,100,526
    Waters Corporation, Sr. Sub. Notes, 12.75%, 9/30/04                   1,000,000                1,015,000
    Westpoint Stevens, Sr. Sub. Notes, 9.375%, 12/15/05                   1,000,000                  950,000
                                                                                                ------------
      Total United States Corporate Bonds & Notes
        (identified cost, $23,882,689)                                                          $ 24,383,905
                                                                                                ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                                                          PRINCIPAL             U.S. $ VALUE
------------------------------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS, 11.5%
  Federal Home Loan Mortgage Corp. Participation Certificates:
    4.75%, with various maturities to 2003                                  181,124             $    174,827
    5.5%, with various maturities to 2019                                   114,846                  112,682
    12.5%, with maturity at 2011                                            199,651                  221,223
    12.75%, with maturity at 2013                                           209,813                  235,079
    13.25%, with various maturities to 2013                                 306,907                  348,946
    13.5%, with maturity at 2019                                            820,333                  941,121
                                                                                                ------------
                                                                                                $  2,033,878
                                                                                                ------------
  Federal National Mortgage Association
  Mortgage-Backed Securities:
    4.75%, with maturity at 1999                                            181,076             $    174,087
    5%, with maturity at 2003                                               265,174                  250,642
    5.5%, with various maturities to 2012                                   315,421                  304,007
    7.5%, with maturity at 2002                                           1,403,344                1,401,830
    8%, with maturity at 2013                                             2,031,547                2,062,027
    12.75%, with maturity at 2014                                           281,027                  317,754
    13%, with various maturities to 2015                                  2,054,086                2,333,436
    13.25%, with maturity at 2014                                           309,170                  356,180
    13.5%, with various maturities to 2015                                1,671,388                1,904,591
    14.75%, with various maturities to 2012                               3,995,144                4,704,599
                                                                                                ------------
                                                                                                $ 13,809,153
                                                                                                ------------

  Government National Mortgage Association:
    6.5%, with various maturities to 2007                                 1,867,603             $  1,806,407
    9%, with maturity at 2016                                             1,625,841                1,735,201
    13.5%, with various maturities to 2014                                  766,206                  885,205
                                                                                                  $4,426,813
                                                                                                ------------
    Total Mortgage Pass-Throughs (identified cost,
      $20,286,981)                                                                              $ 20,269,844
                                                                                                ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                                                          PRINCIPAL             U.S. $ VALUE
------------------------------------------------------------------------------------------------------------
  U.S. Treasury Bond, 11.75%, 2/15/01(+) (identified cost,
    $3,862,188)                                                           3,000,000             $  3,683,715
                                                                                                ------------
    Total United States (identified cost, $48,031,858)                                          $ 48,337,464
                                                                                                ------------
  TOTAL BONDS & NOTES (IDENTIFIED COST, $161,246,042)                                           $166,136,139
                                                                                                ------------

------------------------------------------------------------------------------------------------------------
                                        SHORT-TERM OBLIGATION -- 1.8%
------------------------------------------------------------------------------------------------------------
Banque National De Paris, Euro Time-Deposit
Cayman Islands, 6.00%, 5/1/95                                             3,200,000             $  3,200,000
                                                                                                ------------
    Total Investments (identified cost, $164,446,042)                                           $169,336,139

OTHER ASSETS, LESS LIABILITIES, 3.9%                                                               6,872,731
                                                                                                ------------
NET ASSETS, 100%                                                                                $176,208,870
                                                                                                ============

(+) Security pledged as collateral on financial futures contracts

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS

                      STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 1995

ASSETS:
  Investments, at value (Note 1A) (identified cost, $164,446,042)                      $ 169,336,139
  Cash                                                                                        17,326
  Foreign currency, at value (cost, $2,102,107)                                            2,174,475
  Receivable for investments sold                                                         11,716,939
  Interest receivable                                                                      3,989,316
  Deferred organization expenses (Note 1J)                                                    18,058
                                                                                       -------------
    Total assets                                                                       $ 187,252,253

LIABILITIES:
  Payable for investments purchased                                     $ 5,903,911
  Payable for forward foreign currency exchange contracts (Note 5)        5,046,842
  Payable for daily variation margin on financial futures
    contracts                                                                67,155
  Payable to affiliates
    Trustees' fees                                                            1,081
    Custodian fee                                                             4,153
Accrued expenses                                                             20,241
                                                                        -----------
Total liabilities                                                                         11,043,383
                                                                                       -------------
NET ASSETS applicable to investors' interest in Portfolio                              $ 176,208,870
                                                                                       =============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and withdrawals                              $ 176,411,279
  Unrealized depreciation of investments, futures, foreign currency and forward foreign currency exchange contracts (computed on the
    basis of identified cost)                                                               (202,409)
                                                                                       -------------
    Total                                                                              $ 176,208,870
                                                                                       =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS
                    For the six months ended April 30, 1995

INVESTMENT INCOME (NOTE 1B):
  Interest income --                                                                   $  9,638,782
  Expenses --
    Investment adviser fee (Note 2)                                     $   542,538
    Administration fee (Note 2)                                             149,411
    Compensation of Directors not members of the
      Investment Adviser's organization (Note 2)                              6,249
    Custodian fee (Note 2)                                                   63,015
    Legal and accounting services                                            27,366
    Amortization of organization expenses (Note 1J)                           2,334
    Miscellaneous                                                            14,932
                                                                        -----------
      Total expenses                                                                        805,845
                                                                                       ------------
        Net investment income                                                          $  8,832,937
                                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) (identified cost basis)
    (including net gain due to foreign currency rate
    fluctuations of $850,458) --
      Investment transactions                                           $(9,078,067)
      Financial futures                                                     165,895
      Foreign currency and forward foreign currency
        exchange contracts                                               (5,017,777)
                                                                        -----------
        Net realized loss on investments                                               $(13,929,949)
  Change in unrealized appreciation (depreciation) --
    Investment transactions                                             $10,689,153
    Financial futures                                                      (684,419)
    Foreign currency and forward foreign currency
      exchange contracts                                                  1,332,192
                                                                        -----------
        Net change in unrealized appreciation of investments                             11,336,926
                                                                                       ------------
          Net realized and unrealized loss on investments                              $ (2,593,023)
                                                                                       ------------
            Net increase in net assets resulting from operations                       $  6,239,914
                                                                                       ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     Six Months Ended       Year Ended
                                                                      April 30, 1995   October 31, 1994(++)
                                                                     ----------------  --------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                              $  8,832,937       $  15,949,560
    Net realized loss on investments                                    (13,929,949)        (23,646,259)
    Net change in unrealized appreciation (depreciation)
      of investments                                                     11,336,926          (7,159,575)
                                                                       ------------       -------------
      Net increase (decrease) in net assets resulting
        from operations                                                $  6,239,914       $ (14,856,274)
                                                                       ------------       -------------

  Capital transactions --
    Contributions                                                      $  3,905,503       $ 353,394,561
    Withdrawals                                                         (70,405,313)       (102,169,541)
                                                                       ------------       -------------
    Increase (decrease) in net assets resulting from capital
      transactions                                                     $(66,499,810)      $ 251,225,020
                                                                       ------------       -------------
      Total increase (decrease) in net assets                          $(60,259,896)      $ 236,368,746

NET ASSETS:
  At beginning of period                                                236,468,766             100,020
                                                                       ------------       -------------
  At end of period                                                     $176,208,870       $ 236,468,766
                                                                       ============       =============

--------------------------------------------------------------------------------
                               SUPPLEMENTARY DATA

                                                                     Six Months Ended        Year Ended
                                                                      April 30, 1995    October 31, 1994(++)
                                                                     ----------------   --------------------
RATIOS (as a percentage of average net assets)
  Expenses                                                                    0.81%(+)            0.82%(+)
  Net investment income                                                       8.88%(+)            8.41%(+)
PORTFOLIO TURNOVER                                                              55%                 71%

(+)  Computed on an annualized basis

(++) For the period from the start of business, March 1, 1994, to October 31,
     1994

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                        NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES

Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Investment operations began on March 1, 1994, with the acquisition of net assets of $348,433,258 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.A. Investment Valuations -- Debt securities (other than mortgage-backed, "pass-through," securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, "pass through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement price. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

C. GAINS AND LOSSES FROM SECURITY TRANSACTIONS -- For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Fund is subject to special tax rules that may affect the amount, timing, and character of gains recognized on certain of the Portfolio's investments. The Portfolio has elected, under Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving domestic options and domestic financial futures contracts in determining recognized gains and losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains and losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

D. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract.

Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F. FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains and losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

G. WRITTEN OPTIONS -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as a writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

H. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I. REVERSE REPURCHASE AGREEMENTS -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund redemptions, or for use as hedging instruments where the underlying security is foreign denominated. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the statement of assets and liabilities at the same time at which cash is received by the Fund. The securities underlying such agreements continue to be treated as owned by the Fund and remain in the Portfolio of investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

J. DEFERRED ORGANIZATION EXPENSE -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

K. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold.

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross investment income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the six months ended April 30, 1995, the fee was equivalent to 0.55% (annualized) of the Portfolio's average net assets for such period and amounted to $542,538. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $149,411 for the six months ended April 30, 1995.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain officers of the Portfolio and Directors of the Corporation are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, no significant amounts have been deferred.

(3) LINE OF CREDIT

The Portfolio participates with other portfolios and funds managed by BMR or EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 1995.

(4) INVESTMENTS

The Portfolio invests primarily in foreign debt securities and U.S. Government securities, the aggregate of which have a dollar weighted average maturity of not more than three years. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. Purchases and sales of investments, other than short-term obligations, for the six months ended April 30, 1995 were as follows:

            Purchases --
              Investments (non-U.S. Government)                        $100,916,537
              U.S. Government Securities                                  5,147,873
                                                                       ------------
                                                                       $106,064,410
                                                                       ============

            Sales --
              Investments (non-U.S. Government)                        $161,343,280
              U.S. Government Securities                                  7,499,125
                                                                       ------------
                                                                       $168,842,405
                                                                       ============

(5) FINANCIAL INSTRUMENTS

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 1995 is as follows:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sales

                                                                                   In Exchange            Net Unrealized
Settlement                                                                        For (in U.S.              Appreciation
Date                           Deliver                                                 Dollars)            (Depreciation)
------------------             --------------------------------------             ------------            --------------
5/8/95                         Australian Dollar            3,000,000             $  2,208,000               $    25,700
11/15/95--11/22/95             Belgian Franc            1,043,560,561               33,715,716                (3,065,311)
5/31/95                        Canadian Dollar             13,700,000                9,636,992                  (415,472)
5/8/95                         Deutsche Mark                8,847,921                6,408,565                        --
5/31/95--7/18/95               Finnish Markka              82,213,531               18,859,267                  (430,082)
6/15/95                        Japanese Yen             1,500,000,000               14,943,216                (3,010,779)
8/1/95                         New Zealand Dollar           7,467,591                5,000,000                    10,249
5/5/95                         Phillippine Peso           177,555,000                7,000,000                   213,443
5/15/95                        Swiss Franc                 13,231,745               10,337,301                (1,247,472)
                                                                                  ------------               -----------
                                                                                  $108,109,057               $(7,919,724)
                                                                                  ============               ===========

Purchases

                                                                                       Deliver            Net Unrealized
Settlement                                                                          (in United              Appreciation
Date                           In Exchange for                                  States Dollars)            (Depreciation)
------------------             --------------------------------------           --------------            --------------
5/8/95                         Australian Dollar            3,000,000             $  2,250,000               $   (67,700)
11/15/95                       Belgian Franc               84,612,092                3,011,106                   (29,019)
5/31/95--6/1/95                Canadian Dollar             25,894,183               18,726,729                   273,062
7/18/95                        Czech Rep Koruna           169,905,000                6,443,606                    58,441
5/2/95--5/31/95                Deutsche Mark               28,468,494               20,106,642                   482,504
5/3/95                         Finnish Markka              15,582,850                3,656,401                        --
6/13/95--12/5/95               Indonesian Rupiah       40,500,000,000               17,649,037                   (15,815)
6/15/95                        Japanese Yen             1,024,000,000               10,641,172                 1,615,422
5/5/95                         Polish Zloty                 3,791,080                1,598,937                        --
3/6/96                         Singapore Dollar            13,300,000                9,433,962                   400,337
5/15/95--12/4/95               Thai Baht                  322,000,000               12,778,845                   155,649
                                                                                  ------------               -----------
                                                                                  $106,296,437               $ 2,872,881
                                                                                  ============               ===========

FUTURES CONTRACTS

                                                                                                          Net Unrealized
                                                                                                            Appreciation
Expiration Date                Contracts                                          Position                 (Depreciation)
------------------             ------------                                       -----------             --------------
6/95                           111 U.S. 30 year Bond Futures                      Short                        $(264,733)
6/95                           107 U.S. 5 year Bond Futures                       Short                           44,392
6/95                           190 Canadian 10 year Bond Futures                  Long                           270,041
6/95                           48 German 10 year Bond Futures                     Short                          (31,271)
6/95                           50 Italian 10 year Bond Futures                    Short                         (136,460)
                                                                                                               ---------
                                                                                                               $(118,031)
                                                                                                               =========

At April 30, 1995, the Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(6) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned at April 30, 1995, as computed on a federal income tax basis, were as follows:

Aggregate cost                       $164,754,224
                                     ============
Gross unrealized appreciation        $  7,433,010
Gross unrealized depreciation           2,851,095
                                     ------------
Net unrealized appreciation          $  4,581,915
                                     ============

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND INVESTORS OF STRATEGIC INCOME PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio, including the portfolio of investments, as of April 30, 1995, the related statements of operations, changes in net assets and supplementary data for the six months ended April 30, 1995 and for the period from March 1, 1994 (start of business) to October 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Strategic Income Portfolio as of April 30, 1995, the results of its operations, changes in net assets and the supplementary data for the six months ended April 30, 1995 and for the period from March 1, 1994 (start of business) to October 31, 1994, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
May 26, 1995

INVESTMENT ADVISER AND ADMINISTRATOR
OF STRATEGIC INCOME PORTFOLIO
Boston Management & Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EATON VANCE
STRATEGIC INCOME FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


EV MARATHON
STRATEGIC INCOME FUND
24 FEDERAL STREET
BOSTON, MA 02110

M-SISAI

[LOGO]
EV MARATHON
STRATEGIC
INCOME
FUND

STATEMENT OF
ADDITIONAL
INFORMATION
OCTOBER 30, 1995